UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                          Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02210

[File Date] 2020

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of GI Dynamics, Inc. (“GI Dynamics,” the “Company,” “we,” “us” or “our”) to be held on [US Mtg Date] 2020, at 5:00 p.m., United States Eastern Daylight Time (“EDT”) which is [AUS Mtg Date] 2020, at 8:00 a.m., Australian Eastern Standard Time (“AEST”), at the corporate offices of GI Dynamics, 320 Congress Street, Floor 3, Boston, MA 02210. The attached Notice of Special Meeting and accompanying proxy statement describe the business which the Company will conduct at the Special Meeting and provides information about us that you should consider when you vote your shares of common stock. Unless otherwise indicated, all dollar amounts in the attached Notice of Special Meeting and accompanying proxy statement are in U.S. Dollars. Any references to A$ are to Australian dollars. Please note that Crystal Amber Fund Limited or “Crystal Amber” is an existing stockholder and a related party for Australian Securities Exchange (“ASX”) purposes.

At the Special Meeting, the Company will ask stockholders to (i) approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 75,000,000 to 275,000,000; (ii) approve the grant of 30,000 stock options to the newly appointed non-executive director Dr. Praveen Tyle, Ph.D. for the purposes of ASX Listing Rule10.14 and for all other purposes; (iii) approve the issue of up to 6,342,159,500 CHESS Depositary Interests (“CDIs”) (representing up to 126,843,190 shares of common stock) of the Company in one or more private placement transactions to sophisticated and professional investors, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 7.1 and for all other purposes; (iv) approve the issue of warrants which will entitle a non-U.S. financial advisor to subscribe for up to 317,107,950 CDIs (representing up to 6,342,160 shares of common stock) of the Company, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 7.1 and for all other purposes; (v) approve an amendment to the Senior Secured Promissory Note dated 15 June 2017 held by Crystal Amber on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.11 and for all other purposes; (vi) approve an amendment to the Unsecured Promissory Note dated 21 August 2019 held by Crystal Amber on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.11 and for all other purposes; (vii) approve an amendment to the Warrant dated 13 January 2020, held by Crystal Amber on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.11 and for all other purposes; and (viii) authorize the adjournment of the Special Meeting, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing Proposals.

All stockholders and holders of the Company’s CDIs are invited to attend the Special Meeting in person or via telephone and the Company hopes you will be able to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Special Meeting in accordance with your instructions. When you have finished reading the proxy statement, the Company encourages you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. The Company encourages you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. The Company looks forward to seeing you at the Special Meeting.

Sincerely,

Scott Schorer
President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [AUS Mtg Date] 2020 (AEST)

[US Mtg Date] 2020 (EDT)

To GI Dynamics stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of GI Dynamics, Inc. (“GI Dynamics” or the “Company”), a Delaware corporation, will be held on [US Mtg Date] 2020, at 5:00 p.m., EDT (which is on [AUS Mtg Date] 2020, at 8:00 a.m., AEST) at the Company’s corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210, for the following purposes (the term ASX throughout the accompanying proxy statement refers to the Australian Securities Exchange):

1.	To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of its common stock from 75,000,000 to 275,000,000;

2.	To approve the grant of 30,000 stock options to purchase up to 30,000 shares of the Company’s common stock to Dr. Praveen Tyle, Ph.D., a non-executive director of the Company, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.14 and for all other purposes;

3.	To approve the issue of up to a maximum of 6,342,159,500 CDIs (representing up to 126,843,190 shares of common stock) of the Company to sophisticated and professional investors in one or more private placement transactions, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 7.1 and for all other purposes;

4.	To approve the issue of warrants to subscribe for up to 317,107,950 CDIs (representing up to 6,342,160 shares of common stock) of the Company to a non-U.S. financial advisor, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 7.1 and for all other purposes;

5	To approve an amendment to section 2(a) of the Senior Secured Promissory Note dated 15 June 2017 held by Crystal Amber to provide that the conversion price of such note in the event of a Qualified Financing be fixed at $1.00 per share of common stock issued on conversion, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.11 and for all other purposes;

6	To approve an amendment to section 2(a) of the Unsecured Promissory Note dated 21 August 2019 held by Crystal Amber to provide that, in the event of a Qualified Financing, Crystal Amber, be required to convert the principal amount of such note and all accrued interest into shares of common stock of the Company (or CDIs at its election) at a price of $1.00 per share of common stock issued, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.11 and for all other purposes;

7	To approve an amendment to section 8 of the Warrant dated 13 January 2020, held by Crystal Amber to provide that the Warrant will be exercisable on and from the date of its issue and will terminate and no longer be exercisable from and after the 60th day following the Company’s receipt of notice of a CE mark designation for the EndoBarrier, on the terms and conditions set out in the accompanying proxy statement, for the purposes of ASX Listing Rule 10.11 and for all other purposes;

8.	To authorize an adjournment of the Special Meeting, if necessary, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 7; and

9.	To transact such other business as may be properly brought before the Special Meeting and any adjournment or postponements thereof.

The Company’s Board of Directors recommends a vote “FOR” Proposals 1 through 8 (inclusive), except for Dr. Praveen Tyle, Ph.D. who abstains from making a recommendation in relation to Proposal 2 due to his personal interest in the relevant Proposal.

You are entitled to notice of and to vote at the Special Meeting only if you were a GI Dynamics stockholder as of 4:30 p.m. United States Eastern Daylight Time on 9 March 2020 (which is 7:30 a.m. on 10 March 2020 AEST), the record date for the Special Meeting (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the Special Meeting and any adjournments or postponements of the meeting. Record holders of CDIs as of the close of business on the Record Date are entitled to receive notice of and to attend the Special Meeting or any adjournment or postponement of the meeting and may instruct the Company’s CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Special Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Special Meeting and, during the 10 days prior to the Special Meeting, during ordinary business hours at the Company’s corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210.

The proxy statement that accompanies and forms part of this Notice of Special Meeting provides information in relation to each of the matters to be considered at the Special Meeting. The Notice of Special Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of the Company’s CDIs is in doubt as to how they should vote at the Special Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of the Company’s CDIs are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Special Meeting in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles R. Carter
Chief Financial Officer, Secretary, and Treasurer
Boston, Massachusetts

[File Date] 2020

TABLE OF CONTENTS

PAGE
IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL 1 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 SHARES TO 275,000,000 SHARES	8
PROPOSAL 2 - APPROVAL OF A GRANT OF STOCK OPTIONS TO A NON-EXECUTIVE DIRECTOR	10
PROPOSAL 3 - APPROVAL OF THE ISSUE BY THE COMPANY OF UP TO 6,342,159,500 CDIs (representing up to 126,843,190 shares of common stock) OF the Company UNDER ONE OR MORE PRIVATE PLACEMENT TrANSACTIONS ON THE TERMS AND CONDITIONS SET OUT IN THE PROXY STATEMENT	13
PROPOSAL 4 - APPROVAL OF THE ISSUE OF WARRANTS TO SUBSCRIBE FOR UP TO 317,107,950 CDIs (representing up to 6,342,160 shares of common stock) OF the Company TO A NON-U.S. FINANCIAL ADVISOR	18
PROPOSAL 5 – APPROVAL OF AN AMENDMENT TO THE 2017 SENIOR SECURED PROMISSORY NOTE HELD BY CRYSTAL AMBER FUND LIMITED	21
PROPOSAL 6 – APPROVAL OF AN AMENDMENT to the 2019 UNSECURED PROMISSORY NOTE HELD BY CRYSTAL AMBER FUND LIMITED	24
PROPOSAL 7 – APPROVAL OF AN AMENDMENT TO THE 2019 WARRANT HELD BY CRYSTAL AMBER FUND LIMITED	28
PROPOSAL 8 - THE ADJOURNMENT OF THE MEETING	31
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	32
STOCKHOLDER PROPOSALS FOR THE 2020 SPECIAL MEETING	33
WHERE YOU CAN FIND MORE INFORMATION	33
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	33

Annexures

Annexure A - Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation	A-1
ANNEXURE B - 2011 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN	B-1
ANNEXURE C – PROPOSED AMENDMENT TO THE 2017 SENIOR SECURED PROMISSORY NOTE ISSUED TO CRYSTAL AMBER FUND LIMITED	C-1
ANNEXURE D – PROPOSED AMENDMENT TO THE 2019 UNSECURED PROMISSORY NOTE ISSUED TO CRYSTAL AMBER FUND LIMITED	D-1
ANNEXURE E – PROPOSED AMENDMENT TO THE AUGUST 2019 WARRANT ISSUED TO CRYSTAL AMBER FUND LIMITED	E-1
ANNEXURE F – THE 2017 SENIOR SECURED PROMISSORY NOTE ISSUED TO CRYSTAL AMBER FUND LIMITED (Including all amendments)	F-1
ANNEXURE G – THE 2019 UNSECURED PROMISSORY NOTE ISSUED TO CRYSTAL AMBER FUND LIMITED	G-1
ANNEXURE H – THE AUGUST 2019 WARRANT ISSUED TO CRYSTAL AMBER FUND LIMITED	H-1

i

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

GI DYNAMICS, INC.

320 Congress Street, Floor 3

Boston, MA 02110

PROXY STATEMENT FOR THE GI DYNAMICS

2020 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [US Mtg Date] 2020 (EDT)

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about [Mailing Date] 2020 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics” or the “Company”) for use at a special meeting of stockholders (the “Special Meeting”) to be held on [US Mtg Date] 2020, at 5:00 p.m., EDT (which is on [AUS Mtg Date] 2020, at 8:00 a.m., AEST) at the corporate offices of GI Dynamics located at 320 Congress Street, Floor 3, Boston, MA 02210, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Special Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Special Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

ii

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card or as otherwise described in this proxy statement. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form. Unless otherwise indicated, all dollar amounts in this proxy statement are in U.S. Dollars. The Company will pay the cost of soliciting proxies.

Why is the Company Soliciting My Proxy?

The Board of Directors of GI Dynamics is soliciting your proxy to vote at the Special Meeting that will be held on [US Mtg Date] 2020, at 5:00 p.m., EDT (which is on [AUS Mtg Date] 2020, at 8:00 a.m., AEST) at the corporate offices of GI Dynamics located at 320 Congress Street, Floor 3, Boston, MA 02210 and any adjournments of the Special Meeting. This proxy statement, along with the accompanying Notice of 2020 Special Meeting of Stockholders, summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.

If you held shares of the Company’s common stock at 7:30 a.m. on 10 March 2020, AEST, which is 4:30 p.m. on 9 March 2020 (EDT) (the “Record Date”), you are invited to attend the Special Meeting and vote on the Proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Special Meeting and may instruct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

The Company has sent you this proxy statement, the Notice of 2020 Special Meeting of Stockholders and the proxy card or CDI Voting Instruction Form because you owned shares of GI Dynamics’ common stock or CDIs on the Record Date. The Company intends to commence distribution of these proxy materials to stockholders on or about [AUS Mailing Date] 2020, which is [US Mailing Date] 2020.

Who Can Vote?

If you were a holder of GI Dynamics common stock on the Record Date, either as a stockholder of record or as the beneficial owner of shares held in street name, you may vote your shares at the Special Meeting. As of the Record Date, there were 36,598,296 shares of common stock outstanding and entitled to vote. The Company’s common stock is the Company’s only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Special Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Special Meeting. If you received printed proxy materials, the Company has enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Special Meeting and may direct CDN to vote at the Special Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Stock In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. While the Company does not believe that any shares of common stock are held by brokers, banks, trustees or other nominees as of the Record Date, if you do own shares in street name, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you are also invited to attend the Special Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any Proposals on which your broker, bank, trustee or nominee does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Special Meeting, you may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Special Meeting or not, the Company urges you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Special Meeting. Voting by proxy will not affect your right to attend the Special Meeting. If your shares of common stock are registered directly in your name through the Company’s stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

●	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by the Company’s Board of Directors. The proxy card must be received prior to the Special Meeting.

●	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

●	In person at the meeting. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 8:00 a.m. on [AUS Mtg Date -1] 2020 AEST (which is 5:00 p.m. on [US Mtg Date -1] 2020 EDT).

If your shares of common stock are held in “street name” (held in the name of a broker, bank, trustee or nominee), you must provide the broker, bank, trustee or nominee with instructions on how to vote your shares of common stock and can do so as follows:

●	By mail. Follow the instructions you receive from your broker, bank, trustee or nominee explaining how to vote your shares of common stock.

●	By Internet or by telephone. Follow the instructions you receive from your broker, bank, trustee or nominee to vote by Internet or telephone.

●	In person at the meeting. Contact the broker, bank, trustee or nominee that holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker, bank, trustee or nominee.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Special Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Special Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent the Company designated for the collection and processing of voting instructions from the Company’s CDI holders, so that it is received by Link Market Services Limited no later than 8:00 a.m. AEST on [AUS Mtg Date – 1 day] 2020 (which is 5:00 p.m. EDT on [US Mtg Date – 1 day] 2020) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Special Meeting:

●	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Special Meeting; or

●	converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Special Meeting.

Holders of CDIs must comply with one of the instructions above if they wish to vote at the Special Meeting.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Company’s Board of Directors (with Dr. Praveen Tyle, Ph.D. abstaining from making a recommendation on Proposal 2 due to his personal interest in the Proposal) recommends that you vote as follows:

1.	“FOR” approving an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of its common stock from 75,000,000 to 275,000,000;

2.	“FOR” approving the grant of 30,000 stock options to Dr. Praveen Tyle, Ph.D., a non-executive director of the Company;

3.	“FOR” approving the issue of up to 6,342,159,500 CDIs (representing up to 126,843,190 shares of common stock) of the Company to sophisticated and professional investors;

4.	“FOR” approving the issue of warrants to subscribe for up to 317,107,950 CDIs (representing up to 6,342,160 shares of common stock) of the Company to a non-U.S. financial advisor;
5.	“FOR” approving an amendment to the 2017 Senior Secured Promissory Note held by Crystal Amber;
6.	“FOR” approving an amendment to the 2019 Unsecured Promissory Note held by Crystal Amber;
7.	“FOR” approving an amendment to the 2019 Warrant held by Crystal Amber; and
8.	“FOR” adjourning the Special Meeting, if necessary, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 7.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy’s best judgment. At the time this proxy statement was first made available, the Company knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give the Company your proxy, you may change your vote or revoke your proxy at any time before the Special Meeting in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet as instructed above;

●	by notifying the Company’s corporate secretary in writing at GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary, before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting in person, revoking your proxy and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Special Meeting if you obtain a signed proxy from the broker, bank or other nominee giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 8:00 a.m. AEST on [AUS Mtg Date – 1 day] 2020 (which is 5:00 p.m. EDT on [US Mtg Date – 1 day] 2020).

Where Can I find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, the Company will disclose to ASX the voting results of the Special Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Special Meeting?

Admission to the Special Meeting in person is limited to the Company’s stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. The Company reserves the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Special Meeting.

To register to attend the Special Meeting, please contact the Company’s Investor Relations department as follows:

●	by e-mail at investor@gidynamics.com;

●	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

●	by fax to +1 781-357-3301; or

●	by mail to Investor Relations at 320 Congress Street, Boston, MA 02210.

Please include the following information in your request:

●	your name and complete mailing address;

●	whether you require special assistance at the Special Meeting;

●	if you will be naming a representative to attend the Special Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

●	proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

●	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Special Meeting.

You need not attend the Special Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, the votes the shares represent will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” While the Company does not believe that any shares of common stock are held by brokers, banks, trustees or other nominees as of the Record Date, if your shares are held in street name and you do not provide voting instructions to the broker, bank or other nominee that holds your shares as described above, the broker, bank or other nominee that holds your shares has the authority to vote your unvoted shares only with respect to so-called “routine” matters where they have discretionary voting authority over your shares. The Company does not believe that any of the Proposals being voted upon at the Special Meeting are “routine” matters. Accordingly, the broker, bank or other nominee will not have discretionary authority to vote on any of the Proposals.

The Company encourages you to provide voting instructions to your broker, bank or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. If your broker, bank or other nominee cannot vote your shares on a Proposal at the Special Meeting because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker, bank or other nominee chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” will be reported.

Subject to the voting exclusion statement applicable to each Proposal, the vote required to approve each Proposal and the manner in which votes are counted is set forth below. Information on voting exclusion statements is set out in the additional information provided for each Proposal, if applicable.

Proposal 1: Approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized share capital	The affirmative vote of a majority in voting power of the Company’s outstanding shares of common stock (including the underlying shares represented by CDIs) is required to approve the amendment to the Company’s Amended and Restated certificate of incorporation to increase its authorized shares from 75,000,000 to 275,000,000. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Abstentions and broker non-votes will have the same effect as a vote against this Proposal.

Proposal 2: Approve a Non-Executive Director Stock Option Grant	The affirmative vote of a majority of the votes cast for this Proposal is required to approve the grant to a non-executive director of the stock options described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the issue and sale of up to 6,342,159,500 CDIs (representing up to 126,843,190 shares of common stock) of the Company	The affirmative vote of a majority of the votes cast for this Proposal is required to approve the issue and sale of up to 6,342,159,500 CDIs (representing up to 126,843,190 shares of common stock) of the Company to sophisticated and professional investors. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve the issue of warrants to subscribe for up to 317,107,950 CDIs (representing up to 6,342,160 shares of common stock) of the Company to a non-U.S. financial advisor

The affirmative vote of a majority of the votes cast for this Proposal is required to approve the issuance of warrants to a non-U.S. financial advisor which will entitle such advisor to subscribe for up to 317,107,950 CDIs (representing up to 6,342,160 shares of common stock) of the Company. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 5: Approve an amendment to the 2017 Senior Secured Promissory Note held by Crystal Amber

The affirmative vote of a majority of the votes cast for this Proposal is required to approve an amendment to the 2017 Senior Secured Promissory Note held by Crystal Amber. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 6: Approve an amendment to the 2019 Unsecured Promissory Note held by Crystal Amber

The affirmative vote of a majority of the votes cast for this Proposal is required to approve an amendment to the 2019 Unsecured Promissory Note held by Crystal Amber. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 7: Approve an amendment to the 2019 Warrant held by Crystal Amber

The affirmative vote of a majority of the votes cast for this Proposal is required to approve an amendment to the 2019 Warrant held by Crystal Amber. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

Proposal 8: Approve the adjournment of the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 7	The affirmative vote of a majority of the votes cast is required for the approval of this Proposal 8. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares. As a result, any shares not voted by a customer will be treated as broker non-votes. Broker non-votes will have no effect on the results of this vote.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of the Company’s common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for the purposes of determining whether a quorum exists. If there is no quorum, the chairman of the Special Meeting or the holders of a majority of shares of common stock (including underlying shares represented by CDIs) present at the Special Meeting, either in person or by proxy, may adjourn the Special Meeting to solicit additional proxies and reconvene the Special Meeting at a later date.

Could Other Matters Be Decided at the Special Meeting?

The Company is currently unaware of any matters to be raised at the Special Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Special Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder or CDI holder of record, you can choose this option and save the Company the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1 – APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 SHARES TO 275,000,000 SHARES

The Company’s amended and restated certificate of incorporation (“Certificate”) currently authorizes it to issue up to 75,000,000 shares of common stock, $0.01 par value, no shares of Class B common stock and 500,000 shares of preferred stock, $0.01 par value. The Company’s Board of Directors has unanimously resolved to adopt, subject to stockholder approval, an amendment to the Certificate to increase the authorized number of shares of common stock by 200,000,000 shares from 75,000,000 to 275,000,000 shares. The full text of Article Fourth of our Certificate, as proposed to be amended, is as follows:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Hundred Seventy-Five Million Five Hundred Thousand (275,500,000) shares, consisting of Two Hundred Seventy-Five Million (275,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), Zero (0) shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and Five Hundred Thousand (500,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).”

The form of amendment to the Certificate to effect the authorized share increase is attached as Annexure A to this proxy statement.

Background

The Company may issue shares of common stock to the extent such shares have been authorized under the Certificate.

As of the Record Date, of the 75,000,000 shares of common stock currently authorized, 36,598,296 shares of common stock were outstanding, in addition to the following:

●	5,616 shares of common stock authorized for issuance under the Company’s 2003 Omnibus Stock Plan, of which 5,616 shares of common stock are underlying outstanding options having a weighted average exercise price of $7.95 per share;

●	3,350,538 shares of common stock authorized for issuance under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan, of which 3,350,538 shares of common stock are underlying outstanding grants having a weighted average exercise price of $0.59 per share;

●	28,532 shares of common stock issuable upon the exercise of outstanding warrants to purchase shares of common stock, having a weighted average exercise price of $0.64 per share;

●	Approximately 25,500,000 shares of common stock are issuable upon the conversion of an outstanding 2017 Convertible Note into CDIs. This calculation in based on the pro forma conversion as of the Record Date of the $5 million principal amount and approximately $0.3 million of accrued interest at a conversion price equal to approximately $0.20 per share.

●	Approximately 4,660,954 shares of common stock are issuable upon the conversion of an outstanding 2019 Convertible Note into CDIs. This calculation in based on the pro forma conversion as of the Record Date of the approximately $4.6 million principal amount and approximately $0.07 million of accrued interest at a conversion price of $1.00 per share.

●	4,596,893 shares of common stock issuable upon the exercise of an outstanding warrant to purchase 229,844,650 CDIs, having an exercise price of $0.02 per CDI.

Based on the above capitalization information, approximately 250,000 shares of currently authorized common stock remain unissued and unreserved and available for future issuance as of the Record Date.

Purpose of the Amendment

The Company needs to (i) negotiate an extension to the 31 March 2020 maturity date of the 2017 Senior Secured Promissory Note held by Crystal Amber to at least 1 May 2020 before 31 March 2020 and (ii) secure additional funding before 1 May 2020 in order to continue to carry on business. As a result, the Company is, as noted in Proposal 3, currently seeking to negotiate an extension of the maturity date and separately secure the necessary funding through the issue of CDIs to sophisticated and professional investors in one or more potential private placement transactions. If the fundraising efforts are successful, the Company will need to issue a material number of new shares of common stock in addition to the issue of shares of common stock upon conversion of the 2017 Senior Secured Promissory Note and 2019 Unsecured Promissory Note held by Crystal Amber (assuming those notes are converted). Accordingly, the Company wishes to ensure that it has the necessary number of authorized shares available to complete any such fundraising without having to seek additional stockholder approvals at a later date which could delay or adversely impact completion of the fundraising. However, it is important to note that this Proposal 1 is not conditional upon the approval by stockholders of any other Proposal.

In view of the above, the Company’s Board of Directors has determined that it would be in the Company’s best interests to increase the number of authorized shares of common stock in order to provide the Company with sufficient flexibility to pursue all finance and corporate opportunities involving its common stock, which may include private or public offerings of equity securities, and to provide appropriate equity incentives for its employees over time.

Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

Potential Adverse Effects of the Amendment

The Board desires to have the additional shares of common stock available to provide flexibility to use the common stock for business and financial purposes in the future as well as to have sufficient shares of common stock available to provide appropriate equity incentives for the Company’s employees. The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company. The shares of common stock will be available for issuance by the Board for proper corporate purposes including, but not limited to, stock dividends, acquisitions, financings and equity compensation plans. The Board believes the increase in authorized share capital is in the best interests of the Company and its stockholders and recommends that stockholders approve the increase in authorized share capital.

No Appraisal Rights

Under applicable Delaware law, the Company’s stockholders are not entitled to appraisal rights with respect to the proposed amendment to the Certificate.

Procedure for Effecting the Amendment

If the proposed amendment is approved and adopted by stockholders at the Special Meeting, it will become effective upon filing with the Secretary of State of the State of Delaware. Subject to the discretion of the Board of Directors, which could elect to abandon the amendment at any time before or after stockholder approval, the Company expects to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval: provided; however, that the Board does not currently intend to seek re-approval of the Amendment for any delay in implementing the Amendment unless twelve months has passed from the date of the Special Meeting.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock (including the underlying shares represented by CDIs) entitled to a vote at the Special Meeting is required for approval of this Proposal. If you “abstain” or otherwise do not vote on the Proposal, it has the same effect as a vote against the Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AMENDING THE AMENDED AND RESTATED Certificate of Incorporation TO IncreasE the Number of AUTHORIZED Shares OF COMMON STOCK FROM 75,000,000 SHARES to 275,000,000 shares.

PROPOSAL 2: APPROVAL OF A GRANT OF STOCK OPTIONS

TO A NON-EXECUTIVE DIRECTOR

Background

As part of the Company’s overall compensation program, the Company’s non-executive directors receive, subject to stockholder approval being obtained pursuant to the ASX Listing Rules, a significant portion of their annual compensation in the form of long-term incentive equity-based awards.

On 28 February 2020, in connection with the election of Dr. Praveen Tyle, Ph.D. as a Non-Executive Director of the Board, the Company’s Board of Directors approved (with Dr. Tyle abstaining), subject to obtaining stockholder approval at this Special Meeting, the grant of stock options representing the right to purchase up to 30,000 shares of the Company’s common stock (collectively, the “NED Options”) to Dr. Tyle pursuant to the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan (“2011 Plan”).

As of 28 February 2020, the fair market value of a share of common stock issuable upon exercise of a NED Option was $0.20 based upon the closing price of the Company’s CDIs on the ASX and the Australian Reserve Bank exchange rate for U.S. Dollars per Australian Dollar on 28 February 2020. At 28 February 2020, the 2011 Plan had a total of 634,866 shares of common stock reserved for potential future issuance to employees, consultants and directors. This Proposal 2 provides for the issuance of the NED Options to Dr. Tyle, which constitute approximately 4.7% of the total number of shares of common stock reserved in the 2011 Plan for potential future issuance.

ASX Listing Rule Approvals

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the NED Options to Dr. Tyle as described below.

Principal Terms of NED Options

The NED Options to be issued to Dr. Tyle will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the NED Options.

(b)	Exercise Price:

(i)	The exercise price for each share of common stock available under the NED Options is $0.20, based upon the closing price of the Company’s CDIs on the ASX and the Australian Reserve Bank exchange rate for U.S. Dollars per Australian Dollar on 28 February 2020, being the date of approval by the Board to grant the NED Options to Dr. Tyle (conditional on stockholder approval).

(ii)	The NED Options will be immediately exercisable upon issue (subject to repurchase rights if exercised prior to vesting) and may be exercised at any time prior to their lapsing.

(c)	Vesting Conditions:

(i)	The NED Options will vest in full on the first anniversary of the date of grant.

(ii)	Any shares of common stock which are received on exercise of NED Options exercised prior to their vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value.

(iii)	All NED Options will vest in full upon a change in control event (as defined in the Non- Executive Director Option Agreement issued under the 2011 Plan).

(iv)	There are no performance conditions or other requirements attached to the NED Options other than the requirement that Dr. Tyle must continue to be a director of the Company at the relevant vesting date.

(d)	Lapsing of NED Options:

The following portion of the NED Options held by Dr. Tyle will lapse in the following circumstances:

(i)	the portion of the NED Options that have been exercised or otherwise settled;

(ii)	the portion of the NED Options that remain unvested on the date Dr. Tyle ceases to be a director of the Company (other than in connection with a change in control event);

(iii)	the portion of the NED Options that have not been exercised by the tenth anniversary of the date of their grant; or

(iv)	in the event Dr. Tyle ceases to be a director within 12 months following a change in control event, including a change in 50% or more of the total voting power of the Company’s securities, a merger or sale of assets, or a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors (as defined in the Non- Executive Director Option Agreement issued under the 2011 Plan), the portion of the NED Options held by Dr. Tyle that have not been exercised will lapse 12 months after such cessation of services as a director.

ASX Listing Rule 10.15 Disclosures

In accordance with ASX Listing Rule 10.15, the following information is provided in relation to Proposal 2 in respect of the NED Options:

(ASX Listing Rule 10.15.1)	The person to whom the NED Options will be issued is Dr. Tyle.
(ASX Listing Rule 10.15.2)	Dr. Tyle is a director of the Company.
(ASX Listing Rule 10.15.3)	Dr. Tyle will be issued stock options entitling him to purchase up to 30,000 shares of the Company’s common stock.
(ASX Listing Rule 10.15.4)

Dr. Tyle’s current remuneration package as a director of the Company is $50,000 per annum plus an additional annual amount related to assuming the role of committee chairman (between $5,000 and $15,000, depending on the committee) or assuming committee membership (between $1,000 and $3,000, depending on the committee), in accordance with the Company’s Non-Employee Director Compensation Policy.

(ASX Listing Rule 10.15.5)	Dr. Tyle has not previously been issued any securities under the 2011 Plan.
(ASX Listing Rule 10.15.6)	The proposed terms of the NED Options are set out above.
(ASX Listing Rule 10.15.7)	The NED Options will be issued to Dr. Tyle as soon as practicable after this Special Meeting and, in any case, no later than three years after the date of this Special Meeting.

(ASX Listing Rule 10.15.8)	No consideration is payable for the issue of the NED Options. Details of the exercise price of the NED Options are set out above.
(ASX Listing Rule 10.15.9)	A copy of the 2011 Plan is annexed to this Notice of Special Meeting as Annexure B.
(ASX Listing Rule 10.15.10)	No loans have been or will be made by the Company to Dr. Tyle in connection with the acquisition of the NED Options or exercise of the NED Options.
(ASX Listing Rule 10.15.11)

Details of any securities issued under the 2011 Plan will be published in the annual report of the Company relating to the period in which they were issued, along with a statement that approval for the issue of the securities was obtained under ASX Listing Rule 10.14. Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the 2011 Plan after approval of Proposal 2 and who are not named in this proxy statement will not participate until approval is obtained under ASX Listing Rule 10.14.

Benefits on Grant Approval Table

Dr. Tyle is the only person for whom an award is proposed under Proposal 2. The number of shares subject to the NED Options, and the estimated grant date fair value, is shown below. Approval of Proposal 2 will not result in the issuance of shares to other employees or executive officers.

Name and Position	Dollar Value ($)		Number of Shares Subject to Award

Dr. Praveen Tyle, Ph.D., Non-Executive Director	5,999	(1)	30,000

(1)	This amount represents the grant date fair value for the NED Options computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in calculating the grant date fair value are below:

Expected volatility	332%
Expected term (simplified method, in years)	5.5
Risk-free interest rate	0.93%
Expected dividend yield	0%

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 2 by or on behalf of any director of the Company or any associate of a director of the Company. However, the Company need not disregard a vote cast in favor of Proposal 2 by:

●	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

●	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

●	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

●	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

●	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Vote Required and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS (EXCLUDING Dr. Praveen Tyle, Ph.D. WHO DOES NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL DUE TO HIS INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3 — APPROVAL OF THE ISSUANCE AND SALE BY THE COMPANY OF CDIS TO POTENTIAL INVESTORS IN ONE OR MORE PRIVATE PLACEMENT TRANSACTIONS

Background

In this Proposal 3, the Company is seeking stockholder approval in advance for the issuance of securities in one or more potential non-public transactions that have an aggregate value of up to $20,000,000 to sophisticated and professional investors with a minimum issue price of A$0.005 per CDI (“Private Placements”). While the Company is seeking this approval, there is no guarantee that the Company will be able to raise any or all of these funds. The purpose of this proposal is to provide the Company with the short-term ability to raise needed capital for operations without necessitating the time or expense of seeking funding in the capital markets on a public offering basis. To ensure that the Company has sufficient flexibility to complete any Private Placement quickly, the Company wishes to obtain pre-approval from stockholders to issue up to 6,342,159,500 CDIs (representing up to 126,843,190 shares of common stock) (“Placement CDIs”) to these potential investors. The Private Placements must be completed within 90 days from the date of stockholder approval.

As noted in Proposal 1, the Company needs to negotiate an extension to the 31 March 2020 maturity date of the 2017 Senior Secured Promissory Note held by Crystal Amber to at least 1 May 2020 before 31 March 2020 and also raise additional funds prior to 1 May 2020 in order to continue to carry on business. Accordingly, during March 2020 the Company intends to seek to negotiate an extension to the maturity date to at least 1 May 2020 and during March and April 2020 seek to raise funds under the Private Placements. If, the Company is able to successfully negotiate a new maturity date and raise funds from investors under the Private Placements, the Company will need to issue CDIs to these investors. Accordingly, the purpose of this Proposal 3 is to allow such CDIs to be issued to those investors.

Should all of the Placement CDIs be issued, this will have a significant dilutive impact on existing stockholders and could result in a new investor or investors holding greater than 70% of the resulting outstanding issued capital of the Company (prior to any conversion of any convertible notes or exercise of any warrants held by Crystal Amber). These investors may also require one or more nominees to be appointed to the Board and for the Board to be reorganized. The investors may also seek to have the Company reopen its consideration of whether to continue to be listed on the ASX. In addition, the Convertible Notes that the Company has on issue will be impacted by the issue of the Placement CDIs. Details of some of these potential impacts are set out below for the information of stockholders.

ASX Listing Rule Approvals

Stockholder approval is required for the issue of the Placement CDIs pursuant to this Proposal 3 because ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue of (or agreement to issue) such securities, without obtaining the prior approval of the company’s stockholders. The Placement CDIs, if all were issued, would exceed this 15% limit.

By approving the issue of the Placement CDIs, such CDIs will also be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12 month period under ASX Listing Rule 7.1 without stockholder approval and will therefore provide the Company with flexibility to issue further CDIs or shares of common stock or warrants in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

Stockholder approval is now being sought under this Proposal 3, for the purposes of ASX Listing Rule 7.1 and for all other purposes, for the issue of the Placement CDIs since they represent more than the Company’s 15% placement capacity under ASX Listing Rule 7.1.

Per Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), nothing contained herein shall be construed to be an offer to sell, or a solicitation of an offer to buy, the Placement CDIs. The Placement CDIs to be offered will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Effect of the Issue of the Placement CDIs on the Company’s Convertible Notes

As stockholders are aware, Crystal Amber currently holds the abovementioned 2017 Senior Secured Promissory Note dated 15 June 2017 (“2017 Note”) and an Unsecured Promissory Note dated 21 August 2019 (“August 2019 Note”).

Conversion of 2017 Note

In June 2017, Crystal Amber purchased the 2017 Note with a principal amount of $5 million, a 5% annual compounded interest rate, and a senior ranking full securitization against the Company’s tangible and intangible assets, including intellectual property. In January 2019, all unpaid interest accrued up to 31 December 2018 was paid in cash by the Company to Crystal Amber.

On the successful completion of a Qualified Financing, defined as a sale of securities by the Company with gross proceeds of at least $10 million, the 2017 Note automatically converts on the terms defined in the 2017 Note. Accordingly, if the Private Placements successfully raise at least $10 million in total on or before 1 May 2020 (when the Company expects to run out of cash for operations assuming the maturity date of the 2017 Note has been extended to at least 1 May 2020), the $5 million outstanding principal and approximately $0.3 million of unpaid accrued interest (as at 1 May 2020) would automatically convert into CDIs (or shares of common stock at the discretion of Crystal Amber) at the price per CDI established in the sale of the Company’s CDIs or shares of common stock, respectively, under the Private Placements. On conversion, the security interest of the 2017 Note is discharged. As noted in Proposal 5, the Company is, however, currently negotiating with Crystal Amber to have the conversion price fixed at $1.00 per share of common stock (being $0.02 per CDI) which is higher than the minimum issue price of the Placement CDIs (being A$0.005).

The closing price of the Company’s CDIs on the ASX on the last trading day prior to the Record Date was A$0.004. The currency exchange rate prior to market open on the Record Date was 0.6307 USD/$A (as published by the Reserve Bank of Australia).

As noted above, the minimum price under which the Placement CDIs would be issued is A$0.005. Therefore, the maximum number of securities to be issued on conversion of the 2017 Note (assuming a conversion date of 1 May 2020 and a full conversion of the $5 million principal and $0.3 million of unpaid interest at a conversion price of A$0.005 per CDI and using the above exchange rate) would be 1,409,969,150 CDIs (or 28,199,383 shares of common stock if Crystal Amber so elected). If, however, the Company is successful in the abovementioned negotiations with Crystal Amber and Proposal 5 is approved, the number of CDIs issued would be 266,780,250 (or 5,335,605 shares of common stock if Crystal Amber so elected).

Conversion of August 2019 Note

In August 2019, Crystal Amber purchased the August 2019 Note with a principal amount of approximately $4.6 million, a 10% annual compounded interest rate, and an associated warrant (the “August 2019 Warrant”) to purchase up to 229,844,650 CDIs (representing 4,596,893 shares of common stock) at an initial exercise price of $0.02 per CDI (representing $1.00 per share of common stock). The August 2019 Note was funded and the 2019 Warrant was issued in January 2020. The initial conversion price stated in the August 2019 Note is $0.02 per CDI (representing $1.00 per share of common stock). If the Private Placements successfully raise at least $10 million (i.e., a Qualified Financing) in total on or before 1 May 2020 (when the Company expects to run out of cash for operations assuming the maturity date of the 2017 Note has been extended to at least 1 May 2020), and Crystal Amber elects to convert the August 2019 Note at that time, then the approximately $4.6 million outstanding principal and approximately $0.1 million of unpaid accrued interest (as at 1 May 2020) would convert at Crystal Amber’s election into CDIs or shares of common stock. The August 2019 Note and the August 2019 Warrant contain anti-dilution provisions that will adjust the conversion price and the exercise price, respectively, to the respective issue price established in the sale of the Company’s CDIs or shares of common stock under the Private Placements in circumstances where such price is lower than the existing conversion and exercise price, respectively.

The Company is, however, currently negotiating with Crystal Amber to have it waive its anti-dilution rights under the August 2019 Note and if successful, the conversion price would be $0.02 per CDI (representing $1.00 per share of common stock). In addition, as noted in Proposal 6, the Company is also negotiating to change Crystal Amber’s discretionary right to convert the August 2019 Note to a mandatory conversion obligation in the event of a qualified financing occurring. If this change is agreed and Proposal 6 is approved, then the August 2019 Note will be automatically converted if the Company raises at least $10 million under the Private Placements.

The closing price of the Company’s CDIs on the ASX on the last trading day prior to the Record Date was A$0.004. The currency exchange rate prior to market open on the Record Date was 0.6307 USD/$A (as published by the Reserve Bank of Australia).

As noted above, the minimum price under which the Placement CDIs would be issued is A$0.005. Therefore, the maximum number of securities to be issued on conversion of the August 2019 Note (assuming a conversion date of 1 May 2020 and a full conversion of the approximately $4.6 million principal and approximately $0.1 million of unpaid interest at a conversion price of A$0.005 per CDI and using the above exchange rate) would be 1,249,831,350 CDIs (or 24,996,627 shares of common stock if Crystal Amber so elected). If the Company is successful in the abovementioned negotiations with Crystal Amber and Proposal 6 is approved and the conversion price was fixed at $0.02 per CDI, then the maximum number of CDIs issued on conversion would be 236,480,550 CDIs (or 5,335,605 shares of common stock if Crystal Amber so elected).

Conversion of 2017 Note and August 2019 Note

The minimum price under which the Placement CDIs would be issued is A$0.005. Therefore, the maximum number of securities to be issued if both the 2017 and 2019 notes converted on 1 May 2020 at a conversion price of A$0.005 per CDI would be 2,659,800,500 CDIs (or 53,196,010 shares of common stock if Crystal Amber so elected). If, however, the Company is successful in the abovementioned negotiations with Crystal Amber and Proposals 5 and 6 are approved and as a result the applicable conversion price was fixed at $0.02 per CDI for each note, the number of CDIs issued would be 503,260,800 (or 10,065,217 shares of common stock if Crystal Amber so elected).

Effect of the issue of the Placement CDIs on the Company’s capital structure

Issue of maximum number of Placement CDIs and conversion of 2017 Note and August 2019 Note

The following table describes:

●	in column 2 the maximum potential dilution of existing stockholders and the funds raised on the basis of all of the Placement CDIs being issued at a minimum placement price of A$0.005 per CDI and a conversion of both the 2017 Note and August 2019 Note in full at a conversion price equal to the issue price of the Placement CDIs (i.e., A$0.005) and applying a foreign exchange rate of 0.6307 being the foreign exchange rate published prior to market open on the Record Date of 9 March 2020 EDT; and

●	in column 3 the same information as in column 2 but on the assumption that the Placement CDI issue price is A$0.005 and the conversion price of both notes is $0.02 per CDI.

Placement CDI price and, 2017 and 2019 note conversion price	A$0.005/CDI	$0.0317/CDI (or $0.02/CDI)
Current CDIs on issue	1,829,914,800	1,829,914,800

CDIs issued under note conversions	2,659,800,500	503,260,800
CDIs issued in Private Placements	6,342,159,500	6,342,159,500
Additional issuance	9,001,960,000	6,845,420,300
Total CDIs on Issue after Private Placements and note conversions	10,831,874,800	8,675,335,100
Dilution Impact (percentage of the total issued share capital represented by the current CDIs on issue at the date of this Notice of Special Meeting following completion of the issue of the Placement CDIs and conversion of the 2017 Note and August 2019 Note)	16.9% (i.e. 83.1% dilution)	21.1% (i.e. 78.9% dilution)

Funds Raised (USD)	$20,000,000	$20,000,000

Note: The above table assumes all shares of common stock are held as CDIs and the August 2019 Warrant held by Crystal Amber is not exercised.

Use of Proceeds

The Company plans to use the net proceeds from the issue of the Placement CDIs to provide funding for the Company’s ongoing general operating and working capital needs and to assist with the conduct of the STEP-1 (United States) and I-STEP (India with Apollo Sugar) clinical studies and with efforts to secure a CE Mark for EndoBarrier and initiate commercialization in applicable regions.

ASX Listing Rule 7.3 Disclosures

In accordance with ASX Listing Rule 7.3, the following information is provided in relation to Proposal 3 in respect of the Placement CDIs:

(ASX Listing Rule 7.3.1)

Allottees for the purposes of the issue of the Placement CDIs have not been determined as at the date of this proxy statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company. In addition, if the Company is successful in acquiring new assets or investments it is possible that allottees for the purpose of the issue of Placement CDIs will be or include vendors of the new assets or investments.

(ASX Listing Rule 7.3.2)

The maximum number of Placement CDIs that will be issued if this Proposal 3 is approved is 6,342,159,500 CDIs (representing 126,843,190 shares of common stock). However, as noted above, the issue of the Placement CDIs will have implications for the issue of CDIs or common stock under the 2017 Note and August 2019 Note and Crystal Amber may also elect to exercise the August 2019 Warrant.

(ASX Listing Rule 7.3.3)	The Placement CDIs will on issue be fully paid.
(ASX Listing Rule 7.3.4)	The Placement CDIs will be issued no later than 3 months after the date of this Special Meeting.
(ASX Listing Rule 7.3.5)	The issue price of the Placement CDIs will be no less than A$0.005 per Placement CDI.
(ASX Listing Rule 7.3.6)	The purpose of the issue of the Placement CDIs is set out above.
(ASX Listing Rule 7.3.7)	There is no agreement for the issue of the Placement CDIs currently in existence.
(ASX Listing Rule 7.3.8)	The Placement CDIs are not being issued under, or to fund, a reverse takeover.

Proposal 3 is not conditional upon the approval of any of the Proposals

Proposal 3 is not conditional upon the approval of any of the Proposals; however, if Proposal 1 is not approved, the Company will not have a sufficient number of shares of common stock available for issuance in connection with the Private Placements. As a result, if Proposal 1 is not approved at the Special Meeting, but Proposal 3 is approved, then the Company will have to hold another stockholder meeting to approve a corporate action that would provide a sufficient number of shares of common stock for the purposes of the Private Placements. If Proposal 1 is approved at the Special Meeting, but Proposal 3 is not approved, the Company will have to hold another stockholder meeting to solicit another vote of stockholders prior to issuing the Placement CDIs. Additionally, if Proposal 3 is passed and Proposal 4 is not passed, then the Company will have to hold another stockholder meeting to approve the issue of the Advisor Warrants or the Advisor Warrant terms would need to be modified.

As noted in Proposal 1, if the Company does not extend the 31 March 2020 maturity date of the 2017 Note and raise sufficient funds by 1 May 2020, the Company may be forced to consider a possible winding up or dissolution of its business.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 3 by or on behalf of a person who is expected to participate in, or who will obtain a material benefit as a result of, the issue of the Placement CDIs (except a benefit solely by reason of being a holder of CDIs or shares of common stock) or any associate of such persons. However, the Company need not disregard a vote cast in favor of Proposal 3 by:

●	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

●	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

●	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

●	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

●	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Vote Required and Board of Directors Recommendation

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Proposal. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 — APPROVAL OF THE ISSUANCE OF WARRANTS TO A NON-U.S. FINANCIAL ADVISOR

Background

As noted in Proposal 3, the Company intends to seek to raise funds, by way of private placement, through the issue of the Placement CDIs (as defined in Proposal 3) to sophisticated and professional investors (“Private Placements”).

In order to assist the Company with the Private Placements, the Company has engaged a non-U.S. financial advisor (who is a natural person) who is a licensed broker in the United Arab Emirates, to provide financial advisory services to the Company (the “Advisor”).

In consideration for these services the Company will remunerate the Advisor as follows:

●	a cash commission equal to 5% of the gross proceeds raised under the Private Placements from non-U.S. investors introduced to the Company by the Advisor; and

●	subject to stockholder approval, the Company will issue warrants to the Advisor which will entitle him to subscribe for that number of CDIs that is equal to 5% of the number of CDIs issued to non-U.S. investors under the Private Placements who were introduced to the Company by the Advisor up to a maximum of 317,107,950 CDIs (representing up to 6,342,160 shares of the Company’s common stock) (the “Advisor Warrants”). Advisor Warrants will be issued in respect of each closing that involves non-U.S. investors introduced by the Advisor to the Company.

The key terms of the Advisor Warrants are:

●	they will only be exercisable for sixty calendar days from the earlier of (i) 1 June, 2022; or (ii) the date the Company receives a notice of allowance from the U.S. Food and Drug Administration to proceed to Stage 2 of the STEP-1 Trial; and

●	the exercise price of an Advisor Warrant will be equal to the closing price (converted to U.S. dollars) of the Company’s CDIs on the last trading day immediately prior to the day on which the relevant closing occurs in respect of a Private Placement in which investors introduced by the Advisor participate. The exercise price will be calculated using the United States dollar/Australian dollar exchange rate published by the Reserve Bank of Australia in its Official Bulletin at 4:00 pm (AEST or AEST, as applicable) on that last trading day.

In addition, if during the period of twelve (12) months from the later of (i) 28 February 2020 or (ii) the date of the first closing of a Private Placement in which investors introduced by the Advisor participate, the Company issues any additional securities to an investor introduced to the Company by the Advisor, the Advisor will be entitled to receive, as a tail fee, a cash commission equal to 5% of the gross proceeds raised from the issue of securities to such investors and the issue of warrants which will entitle him to subscribe for that number of CDIs that is equal to 5% of the number of CDIs issued to such investors up to a maximum of 71,071,550 CDIs (representing 1,421,431 shares of the Company’s common stock) (the “Additional Warrants”). The Company intends to issue these Additional Warrants under the Company’s then existing 15% placement capacity. Should, however, there not be sufficient capacity available under the 15% placement capacity to issue any Additional Warrants or should the ASX Listing Rules require stockholder approval for their issue, the issue of the relevant Additional Warrants will be subject to stockholder approval. The exercise price of an Additional Warrants will be determined on the same basis as applies to the Advisor Warrants and the exercise period will be the same as for the Advisor Warrants.

The CDIs or shares of common stock issued upon exercise of the Advisor Warrants and Additional Warrants will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of common stock on issue on the relevant exercise date.

Any CDIs or shares of common stock issued upon exercise of the Advisor Warrants and Additional Warrants will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

ASX Listing Rule Approvals

Stockholder approval of the issue of the Advisor Warrants is required because ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue of (or agreement to issue) such securities, without obtaining the prior approval of the company’s stockholders. The Advisor Warrants, if all were issued, would exceed this 15% limit.

By approving the issue of the Advisor Warrants, such securities will also be excluded from the calculation of the number of securities that can be issued by the Company without stockholder approval in the forthcoming 12 month period under ASX Listing Rule 7.1 and will therefore provide the Company with flexibility to issue further CDIs or shares of common stock or warrants in the next 12 months, if the Board considers it is in the interests of the Company and its stockholders to do so.

Stockholder approval is now being sought under this Proposal 4, for the purposes of ASX Listing Rule 7.1 and for all other purposes, for the issue of the Advisor Warrants since they represent more than the Company’s 15% placement capacity under ASX Listing Rule 7.1.

ASX Listing Rule 7.3 Disclosures

In accordance with ASX Listing Rule 7.3, the following information is provided in relation to Proposal 4 in respect of the Advisor Warrants:

(ASX Listing Rule 7.3.1)	The Advisor Warrants will be issued to the Advisor.
(ASX Listing Rule 7.3.2)

The maximum number of securities that will be issued if this Proposal 4 is approved is warrants to subscribe for up to 317,107,950 CDIs (representing up to 6,342,160 shares of the Company’s common stock).

However, as noted above, the Advisor may also be entitled to be issued Additional Warrants in certain circumstances.

(ASX Listing Rule 7.3.3)	The key terms of the Advisor Warrants are set out above.
(ASX Listing Rule 7.3.4)	The Advisor Warrants will be issued no later than 3 months after the date of this Special Meeting.
(ASX Listing Rule 7.3.5)	No consideration is payable for the issue of the Advisor Warrants. The exercise price of the Advisor Warrants is variable as set out above.
(ASX Listing Rule 7.3.6)	The purpose of the issue of the Advisor Warrants is set out above.
(ASX Listing Rule 7.3.7)

The Advisor will be paid a total cash commission of five percent (5%) of the gross proceeds raised under the Private Placements from non-U.S. investors introduced by the Advisor and he will also receive the Advisor Warrants on the basis set out above and at the exercise price set out above.

The Advisor will also be entitled to receive, as a tail fee, the Additional Warrants and an additional five percent (5%) cash commission on the basis set out above. No consideration is payable for the issue of any Additional Warrants.

(ASX Listing Rule 7.3.8)	The Advisor Warrants are not being issued under, or to fund, a reverse takeover.

Proposal 4 is not conditional upon the approval of any of the Proposals

Proposal 4 is not conditional upon the approval of any of the Proposals; however, if Proposal 1 is not approved, the Company will not have a sufficient number of shares of common stock available for issuance in connection with the securities issuable under the Advisor Warrants. In addition, if Proposal 3 is not approved, then the Company will be limited in the amount of securities that can be issued in the Private Placements to the placement capacity it has remaining under ASX Listing Rule 7.1, which would in turn limit the number of CDIs that could be the subject of Advisor Warrants.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 4 by or on behalf of a person who is expected to participate in, or who will obtain a material benefit as a result of, the issue of the Advisor Warrants (except a benefit solely by reason of being a holder of CDIs or shares of common stock) or any associate of such persons. However, the Company need not disregard a vote cast in favor of Proposal 4 by:

●	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

●	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

●	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

●	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

●	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Vote Required and Board of Directors Recommendation

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 4 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5 — APPROVAL OF AN AMENDMENT TO THE 2017 SENIOR SECURED PROMISSORY NOTE ISSUED

TO CRYSTAL AMBER

Background

On 15 June 2017 the Company entered into a Note Purchase Agreement (“2017 NPA”) by and between the Company and Crystal Amber. Pursuant to the 2017 NPA, the Company issued and sold to Crystal Amber, a Senior Secured Convertible Promissory Note in an aggregate original principal amount of $5.0 million (also referred to herein as, the “2017 Note”). The 2017 Note accrues interest at an annually compounded rate of 5% per annum, other than during the continuance of an event of default, when the 2017 Note accrues interest at a rate of 8% per annum. The entire outstanding principal balance and all unpaid accrued interest thereon was initially due on the original maturity date of 31 December 2018, but the maturity date was extended multiple times with the current maturity date being 31 March 2020.

The 2017 Note was issued without stockholder approval of certain specific conversion features and as a consequence, Crystal Amber had no right to exercise any note conversion rights until stockholders approved the 2017 Note conversion terms on 24 May 2018. Subsequently, the entire outstanding principal balance under the 2017 Note and all unpaid accrued interest thereon is convertible into CDIs (i) prior to the maturity date, at the option of Crystal Amber at a conversion price calculated based on the five-day volume weighted average price of the Company’s CDIs traded on the ASX (“Optional Conversion Price”), or (ii) automatically upon the occurrence of an equity financing in which the Company raises at least $10 million (a “Qualified Financing”) at the price per CDI of the CDIs issued and sold in such financing (the “Automatic Conversion Price”).

In the event that the Company issues additional CDIs in a subsequent equity financing at a price per CDI that is less than the then-effective Optional Conversion Price, Crystal Amber has a 30-day option to convert at an adjusted conversion price reflecting, on a weighted average basis, the lower price per CDI. The number of CDIs that Crystal Amber may acquire upon conversion of the 2017 Note at this adjusted conversion price is limited to the number that maintains Crystal Amber’s fully-diluted ownership percentage of the Company at the same level as existed immediately preceding the applicable subsequent equity financing.

The Company and Crystal Amber are negotiating an amendment of the 2017 Note on the basis outlined below. Only the amendment to section 2(a) of the 2017 Note is subject to stockholder approval under this Proposal 5.

A copy of the proposed amendment is attached as Annexure C to this proxy statement.

If Crystal Amber does not agree to this amendment, this Proposal 5 will not be considered at the Special Meeting.

Approval and Terms of the Amendment to the 2017 Note

The Company anticipates that the Private Placements will constitute a Qualified Financing and, as a result, will cause the entire unpaid principal amount of the 2017 Note, together with any interest accrued but unpaid, to automatically convert into the securities issued in the Private Placements.

Approval from the Company’s stockholders is being sought in this Proposal 5 to amend Section 2(a) of the 2017 Note to fix the Automatic Conversion Price to equal $0.02 per CDI or, if only common stock is issued in a Qualified Financing, a conversion price equal to $1.00 per share or, if another security is issued and sold in a Qualified Financing, a conversion price equal to the price of such security adjusted to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing. Without this amendment prior to the consummation of the Private Placements, the Automatic Conversion Price would be equal to the purchase price per security issued and sold in such Private Placements. The Company anticipates that the purchase price in the Private Placements will be no less than $0.005 per CDI or $0.0031 per share of common stock, which, without effecting the amendment, would result in the Automatic Conversion Price being equal to such price.

Assuming Crystal Amber agrees to the abovementioned amendment and this Proposal 5 is approved, on the date of the completion of the Private Placements, assuming the Private Placements in total meet the definition of a Qualified Financing, the entire principal amount of the 2017 Note and all interest accrued thereon will be converted into 266,744,600 CDIs (or 5,334,892 shares of common stock, at the election of Crystal Amber). If this amendment is not approved or Crystal Amber does not agree to the amendment, then, assuming that the purchase price in the Private Placements is $0.0031 per share of common stock, the entire principal amount of the 2017 Note and all interest accrued thereon will be converted into 1,585,539,876 CDIs (or 31,710,798 shares of common stock, at the election of Crystal Amber).

The CDIs or shares of common stock issued upon conversion of the 2017 Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of common stock on issue on the relevant conversion date.

Any CDIs or shares of common stock issued upon conversion the 2017 Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

ASX Listing Rule Approvals

In this Proposal 5, the Company is seeking stockholder approval to approve the amendment to Section 2(a) of the 2017 Note as set out above since ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of 18 March 2020 it owned 74% of the Company’s issued and outstanding share capital. As the 2017 Note is an equity security for the purposes of the ASX Listing Rules, an amendment to its terms requires the approval of stockholders. Accordingly, stockholder approval is now being sought under this Proposal 5, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit the Company and Crystal Amber to amend Section 2(a) of the 2017 Note.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 5 is approved, the issue of any CDIs or common stock on conversion of the 2017 Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

ASX Listing Rule 10.13 Disclosures

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 5:

(ASX Listing Rule 10.13.1)	The 2017 Note was issued to Crystal Amber.

(ASX Listing Rule 10.13.2)	Crystal Amber is a related party of the Company since as of 18 March 2020 it holds approximately 74% of the total issued share capital of the Company.
ASX Listing Rule 10.13.3)

There was only one 2017 Note and it had an issue price of US$5 million.

The maximum number of shares of common stock that may be issued on conversion of the 2017 Note upon completion of the Private Placements, assuming the Private Placements in total meet the definition of a Qualified Financing and assuming this Proposal 5 is approved by stockholders, will be determined by dividing US$5 million (plus all accrued but unpaid interest) by US$1.00. Based on the conversion price, the maximum number of shares of common stock that could be issued pursuant to Section 2(a) of the 2017 Note (as amended by this Proposal 5) as at 30 April 2020 would be 5,334,892 shares of common stock (or 266,744,600 CDIs).

If the amendment to the 2017 Note is not approved, then, assuming that the purchase price in the Private Placements is $.0031, then the entire principal amount of the 2017 Note and all interest accrued thereon will be converted into 1,585,539,876 CDIs (or 31,710,798 shares of common stock, at the election of Crystal Amber).

(ASX Listing Rule 10.13.4)

The 2017 Note has a principal value of $5 million and is secured with seniority by the tangible and intangible assets of the Company. Annually compounded interest accrues at 5% unless a continuance of a state of default, when the annual interest rate goes to 8%. If the Company experiences a change in control that results in cash proceeds that are not related to a qualified financing of at least $10 million, 110% of the principal and all accrued interest is due to Crystal Amber. The Note may be converted at Crystal Amber’s election with a conversion price equal to the 5-day volume weighted average price per CDI. On the event of a financing of at least $10 million, the 2017 Note mandatorily converts with a conversion price equal to the price per CDI of the CDIs sold in the financing (but this would be altered if this Proposal 5 is approved).

A copy of the 2017 Note is attached as Annexure F to this proxy statement.

(ASX Listing Rule 10.13.5)	The 2017 Note was entered into on 15 June 2017.
(ASX Listing Rule 10.13.6)	The Company received $5 million under the 2017 Note.
(ASX Listing Rule 10.13.7)

The $5 million received under the 2017 Note was used by the Company to provide for the Company’s ongoing operating and working capital needs and ongoing development of Endobarrier. The funds have been fully expended by the Company.

(ASX Listing Rule 10.13.8)	Not applicable.
(ASX Listing Rule 10.13.9)	A copy of the 2017 Note (including all amendments) is attached as Annexure F to this proxy statement.

Consequences if this Proposal 5 is not approved

If this Proposal 5 is not approved or if Crystal Amber does not agree to the amendment, the 2017 Note will continue to be convertible into CDIs upon the completion of the Private Placements, assuming the funds necessary to meet the definition of a Qualified Financing are raised, at the issue price per CDI of the CDIs issued and sold in the Private Placements. The issue price under the Private Placements is likely to be materially less than the conversion price proposed in this Proposal 5, which would mean that Crystal Amber would be issued with more CDIs on a conversion of the 2017 Note which would have a greater dilutive impact on the Company’s other stockholders. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, the Company currently knows of no specific effort to accumulate its securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 5 by or on behalf of Crystal Amber and any other person who will obtain a material benefit as a result of the proposed amendment to the 2017 Note (except a benefit solely by reason of being a holder of ordinary securities in the Company) or any associate of that person or those persons. However, the Company need not disregard a vote cast in favor of Proposal 5 by:

●	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

●	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

●	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

●	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

●	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Vote Required

Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 5.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 5 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO THE 2019 UNSECURED PROMISSORY NOTE ISSUED TO CRYSTAL AMBER

Background

On 21 August 2019, the Company and Crystal Amber entered into a securities purchase agreement (the “August 2019 SPA”) for a total funding of up to approximately $10 million. The initial $5.4 million was comprised of existing warrant exercises scheduled between 25 August 2019 and 15 November 2019. The remaining amount of the August 2019 funding was represented by a Convertible Term Promissory Note (also referred to herein as the “August 2019 Note”) of up to approximately $4.6 million and a related Warrant (also referred to herein as the “August 2019 Warrant”). The conversion feature allows for the conversion of the August 2019 Note unpaid principal and interest at $0.02 per CDI and the August 2019 Warrant allows for the purchase for $0.02 per CDI of that number of CDIs represented by the August 2019 Note principal of approximately $4.6 million divided by $0.02 per CDI.

The Company and Crystal Amber are negotiating an amendment of the August 2019 Note on the basis outlined below.

A copy of the proposed amendment is attached as Annexure D to this proxy statement.

If Crystal Amber does not agree to this amendment and the below mentioned waiver, this Proposal 6 will not be considered at the Special Meeting.

Approval and Terms of the Amendment to the August 2019 Note

Conversion Price Amendment

Section 2(a) of the August 2019 Note gives Crystal Amber the option, but not the obligation, to convert the principal amount of the August 2019 Note , and all interest accrued thereon (together, the “Outstanding Amount”), into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) $0.02. Approval from stockholders is being sought in this Proposal 6 to amend Section 2(a) of the August 2019 Note to make it mandatory rather than optional for Crystal Amber, upon the closing of a Qualified Financing, to convert the Outstanding Amount into shares of common stock (or CDIs, at the option of Crystal Amber) at a price of $1.00 per share of common stock issued (or $0.02 per CDI).

Assuming Crystal Amber agree to the abovementioned amendment and below mentioned waiver and this Proposal 6 is approved, on the date of the completion of the Private Placements (assumed to be 30 April 2020 for calculation purposes), assuming the funds raised meet the definition of a Qualified Financing, the entire principal amount of the August 2019 Note and all interest accrued thereon will be converted into 236,418,800 CDIs (or 4,728,376 shares of common stock, at the election of Crystal Amber).

The CDIs or shares of common stock issued upon conversion of the August 2019 Note will be fully paid and will in all respects rank pari passu with the fully paid CDIs or shares of common stock on issue on the relevant conversion date.

Any CDIs or shares of common stock issued upon conversion the August 2019 Note will be subject to an on-sale restriction for a period of 12 months after their issue, except as permitted by the Corporations Act 2001 (Cth).

Conversion Price Adjustment Waiver

Pursuant to Section 6(c) of the August 2019 Note, in the event that the Company issues additional CDIs to a stockholder other than Crystal Amber in a subsequent equity financing at a price per CDI that is less than the conversion price under the August 2019 Note, the conversion price shall be reduced to the lowest such price per CDI (the “Conversion Price Adjustment”). As set forth in Proposal 3, the purchase price in the Private Placements is expected to be no less than $0.005 per CDI or $0.0031 per share of common stock. As a result, it is likely that the purchase price in the Private Placements will be less than the current conversion price of $0.02 per CDI, which would then trigger the Conversion Price Adjustment. As a result, the Company is also seeking a waiver from Crystal Amber that would eliminate the Conversion Price Adjustment. It is important to note that the Company is not seeking stockholder approval of this waiver because such approval is not required by the ASX Listing Rules or other applicable law. In addition, the Company cannot provide any assurance that such waiver will be granted by Crystal Amber.

ASX Listing Rule Approvals

In this Proposal 6, the Company is seeking stockholder approval of the amendment to Section 2(a) of the August 2019 Note as set out above since ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of 18 March 2020 it owned 74% of the Company’s issued and outstanding share capital. As the August 2019 Note is an equity security for the purposes of the ASX Listing Rules, an amendment of the type set out above requires the approval of stockholders. Accordingly, stockholder approval is now being sought under this Proposal 6, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit the Company and Crystal Amber to amend Section 2(a) of the August 2019 Note.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 6 is approved, the issue of any CDIs or common stock on conversion of the August 2019 Note will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following such conversion under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

In addition to the foregoing, the automatic conversion of the August 2019 Note may have an incidental anti-takeover effect in that the additional shares of common stock issued could dilute the stock ownership of parties seeking to obtain control of the Company. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions. However, the Company currently knows of no specific effort to accumulate its securities or to gain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

ASX Listing Rule 10.13 Disclosures

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 6:

(ASX Listing Rule 10.13.1)	The August 2019 Note was issued to Crystal Amber.
(ASX Listing Rule 10.13.2)	Crystal Amber is a related party of the Company since as at 18 March 2020 it holds approximately 74% of the total issued share capital of the Company.
(ASX Listing Rule 10.13.3)

There was only one August 2019 Note and it had an issue price of US$4,596,893.

The maximum number of shares of common stock that may be issued on conversion of the August 2019 Note upon the completion of the Private Placements, assuming the Private Placements in total meet the definition of a Qualified Financing (and assuming this Proposal 6 is approved and the abovementioned waiver is obtained), will be determined by dividing US$4,596,893 (plus all accrued but unpaid interest) by US$1.00. Based on the conversion price, the maximum number of shares of common stock that could be issued pursuant to Section 2(a) of the August 2019 Note, as amended by this Proposal 6, as at 30 April 2020 would be 4,728,376 shares of common stock (or 236,418,800 CDIs).

To the extent that the Conversion Price Adjustment waiver is not effected, the conversion price of the August 2019 Note will automatically adjust to the purchase price in the Private Placements to the extent such price is less than $0.02 per CDI. Assuming that the purchase price is $0.005 per CDI, then the conversion price of the August 2019 Note would equal such lower price and the maximum number of shares of common stock that could be issued pursuant to Section 2(a) of the August 2019 Note would be 29,154,229 shares of common stock (or 1,457,711,432 CDIs).

(ASX Listing Rule 10.13.4)

The unsecured August 2019 Note has a principal value of $4,596,893 and annually compounded interest accrues at 10% and is immediately callable on the occurrence of a continuance of a state of default. If the Company experiences a change in control that results in cash proceeds that are not related to a qualified financing of at least $10 million, 110% of the principal and all accrued interest is due to Crystal Amber. The August 2019 Note may be converted at Crystal Amber’s election with a conversion price equal to $0.02 per CDI. In the event of a sale of CDIs at a lower price per CDI than the initial conversion price, then the August 2019 Note conversion price shall change to the sale price of the CDIs (unless the Conversion Price Adjustment waiver is effected).

A copy of the August 2019 Note is attached as Annexure G to this proxy statement.

(ASX Listing Rule 10.13.5)	The August 2019 Note was entered into on 21 August 2019.
(ASX Listing Rule 10.13.6)	The Company received $4,596,893 under the August 2019 Note.
(ASX Listing Rule 10.13.7)

The $4,596,893 received under the August 2019 Note has to date been used by the Company to provide funding for the Company’s ongoing general operating and working capital needs and to assist with the initiation of patient enrollment for the STEP-1 (United States) and 1-STEP (India with Apollo Sugar) clinical studies and for continuing work towards securing a CE Mark for EndoBarrier.

(ASX Listing Rule 10.13.8)	Not applicable.
(ASX Listing Rule 10.13.9)	A copy of the August 2019 Note is attached as Annexure G to this proxy statement.

Consequences if this Proposal 6 is not approved

If this Proposal 6 is not approved or if Crystal Amber does not agree to the amendment, the August 2019 Note will continue to be convertible into CDIs at the option of Crystal Amber. If Crystal Amber does not convert the principal amount and the accrued interest thereon into CDIs upon the completion of the Private Placements, the Company will continue to owe this debt, which may make it more difficult to raise funds in the Private Placements.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 6 by or on behalf of Crystal Amber and any other person who will obtain a material benefit as a result of the proposed amendment to the August 2019 Note (except a benefit solely by reason of being a holder of ordinary securities in the Company) or any associate of that person or those persons. However, the Company need not disregard a vote cast in favor of Proposal 2 by:

●	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

●	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

●	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

●	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

●	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Vote Required

Approval of Proposal 6 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 6.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 6 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 6.

PROPOSAL 7 — APPROVAL OF AN AMENDMENT TO THE AUGUST 2019 WARRANT ISSUED TO CRYSTAL AMBER

Background

As discussed in Proposal 6, on 21 August 2019, the Company entered into the August 2019 SPA with Crystal Amber pursuant to which the Company issued the August 2019 Note and the August 2019 Warrant.

The Company and Crystal Amber are negotiating an amendment of the August 2019 Warrant on the basis outlined below.

A copy of the proposed amendment is attached as Annexure E to this proxy statement.

If Crystal Amber does not agree to this amendment and the below mentioned waiver, this Proposal 7 will not be considered at the Special Meeting.

Approval and Terms of the Amendment to the August 2019 Warrant

Exercise Period Amendment

Section 8 of the August 2019 Warrant states, “This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 5:00 p.m., Eastern time, on the date that is the fifth (5th) anniversary of the Funding Date.” The Funding Date is defined in the August 2019 Note as December 6, 2019. The approval of stockholders is being sought to amend Section 8 of the August 2019 Warrant to state, “This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after the 60th day following the Company’s receipt of notice of the CE mark designation for the EndoBarrier.”

The purpose of this amendment is to limit the ability of Crystal Amber to exercise the August 2019 Warrant until after CE mark designation to allow (subject to further capital raisings) potential investors under the Private Placements referred to in Proposal 3 to maintain their ownership and voting positions relative to the total shares outstanding until after CE mark designation is approved, at which time the Company currently anticipates that it may be in a position to seek additional financing. Additionally, due to the dilutive effect that may be experienced by other stockholders in the event of an exercise of the August 2019 Warrant, the long term presence of exercisable warrants conferring the right to purchase a material number of securities may cause limitations in terms of any additional future fundraising as the new stockholders would not know when the exercise would occur, if at all. This amendment would also limit the amount of time during which the August 2019 Warrant would be exercisable so there would be only a short period of uncertainty with respect to dilution, which should simplify fundraising efforts.

Exercise Price Adjustment

Pursuant to Section 4(d) of the August 2019 Warrant, in the event that the Company issues any CDIs or common stock or any security that is exchangeable or convertible into CDIs or common stock after the issuance date of the August 2019 Warrant at a price per CDI (or the equivalent for shares of common stock) that is less than the exercise price (or the equivalent for shares of Common Stock) in an equity financing, then the exercise price will be reduced to the lowest price per CDI (or the equivalent for shares of common stock) at which any additional security was issued or sold or deemed to be issued or sold (the “Exercise Price Adjustment”). As set forth in Proposal 3, the purchase price in the Private Placements is expected to be no less than $0.005 per CDI or $0.0031 per share of common stock. As a result, it is likely that the purchase price in the Private Placements will be less than the current exercise price of $0.02 per CDI and the exercise price would be lowered. As a result, the Company is also seeking a waiver from Crystal Amber that would eliminate the Exercise Price Adjustment. Unlike the Conversion Price Adjustment discussed in Proposal 6, the Exercise Price Adjustment does not have any impact on the amount of CDIs (or shares of common stock) to be issued upon exercise of the August 2019 Warrant. It is important to note that the Company is not seeking stockholder approval of this waiver because such approval is not required by the ASX Listing Rules or other applicable law. In addition, the Company cannot provide any assurance that such waiver will be granted by Crystal Amber.

ASX Listing Rule Approvals

In this Proposal 7, the Company is seeking stockholder approval of the amendment to Section 8 of the August 2019 Warrant as set out above since ASX Listing Rule 10.11 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities to a related party without stockholder approval. Crystal Amber is considered to be a related party because as of 18 March 2020 it owned 74% of the Company’s issued and outstanding share capital. As the August 2019 Warrant is an equity security for the purposes of the ASX Listing Rules, the proposed amendment requires the approval of stockholders. Accordingly, stockholder approval is now being sought under this Proposal 7, for the purposes of ASX Listing Rule 10.11 and for all other purposes, to permit the Company and Crystal Amber to amend Section 8 of the August 2019 Warrant.

As stockholder approval is being sought under ASX Listing Rule 10.11, approval under ASX Listing Rule 7.1 is not required in accordance with ASX Listing Rule 7.2 (Exception 14). If this Proposal 7 is approved, the issue of any CDIs or common stock on exercise of the August 2019 Warrant will be excluded from the calculation of the number of securities that can be issued by the Company in the 12-month period following such exercise under ASX Listing Rule 7.1, therefore providing the Company with flexibility to issue securities in the next 12 months should the Board consider it is in the interests of the Company and its stockholders to do so.

ASX Listing Rule 10.13 Disclosures

In accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal 7:

(ASX Listing Rule 10.13.1)	The August 2019 Warrant was issued to Crystal Amber.
(ASX Listing Rule 10.13.2)	Crystal Amber is a related party of the Company since as at 18 March 2020 it holds approximately 74% of the total issued share capital of the Company.
(ASX Listing Rule 10.13.3)

The August 2019 Warrant consisted of a single warrant and no consideration was payable for its issue.

If the August 2019 Warrant was exercised the maximum number of CDIs that could be issued would be 229,844,650 CDIs.

(ASX Listing Rule 10.13.4)

The August 2019 Warrant confers the right for Crystal Amber to purchase up to 229,844,650 CDIs at a purchase price of $0.02 per CDI. The August 2019 Warrant was immediately exercisable on issuance on 13 January 2020 and any unexercised rights will expire on 13 January 2025.

To the extent that the Exercise Price Adjustment waiver is not effected, the exercise price of the August 2019 Warrant will automatically adjust to the purchase price in the Private Placements to the extent such price is less than $0.02 per CDI. Assuming that the purchase price is $0.005 per CDI, then the exercise price of the August 2019 Warrant will equal such lower price; however, the maximum number of shares of common stock that could be issued under the August 2019 Warrant will not change.

A copy of the August 2019 Warrant is attached as Annexure H to this proxy statement.

(ASX Listing Rule 10.13.5)	The August 2019 Warrant was issued to Crystal Amber on 13 January 2020.
(ASX Listing Rule 10.13.6)	No consideration was payable for the issue of the August 2019 Warrant.
(ASX Listing Rule 10.13.7)

The August 2019 Warrant was issued to help facilitate the entry into the August 2019 Note by Crystal Amber.

If the August 2019 Warrant is exercised the funds will be used by the Company for preparation of commercial launch on receipt of CE mark designation and for general operating purposes.

(ASX Listing Rule 10.13.8)	Not applicable.
(ASX Listing Rule 10.13.9)	A copy of the August 2019 Warrant is attached as Annexure H to this proxy statement.

Consequences if this Proposal 7 is not approved

If this Proposal 7 is not approved or if Crystal Amber does not agree to the amendment, the August 2019 Warrant will remain immediately exercisable in full or in portions, until the unexercised August 2019 Warrant rights expire on13 January 2025.

Voting Exclusion Statement

The Company will disregard any votes cast in favor of Proposal 7 by or on behalf of Crystal Amber and any other person who will obtain a material benefit as a result of the amendment of the August 2019 Warrant (except a benefit solely by reason of being a holder of ordinary securities in the Company) or any associate of that person or those persons. However, the Company need not disregard a vote cast in favor of Proposal 7 by:

●	a person as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with directions given to the proxy or attorney to vote on the resolution in that way; or

●	the chair of the meeting as proxy or attorney for a person who is entitled to vote on the resolution, in accordance with a direction given to the chair to vote on the resolution as the chair decides; or

●	a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:

●	the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the resolution; and

●	the holder votes on the resolution in accordance with directions given by the beneficiary to the holder to vote in that way.

Vote Required

Approval of Proposal 7 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and voting on the Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this Proposal 7.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 7 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 7.

PROPOSAL 8: ADJOURNMENT OF THE MEETING

Our stockholders and CDI holders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, even if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposals 1 through 7.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote is required for approval.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 8 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, EVEN IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE ANY OF PROPOSALS 1 THROUGH 7.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of 9 March 2020, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our voting securities;

●	each of our directors;

●	each of our named executive officers; and

●	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options, warrants or other convertible securities that are currently exercisable or convertible or exercisable or convertible within 60 days of 9 March 2020. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, the Company believes that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 36,598,296 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on 9 March 2020. Unless otherwise indicated, the Company deems shares of common stock and CDIs subject to options and warrants that are exercisable within 60 days of 9 March 2020 or notes immediately convertible, to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing percentage ownership of that person, but the Company does not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., 320 Congress Street, Boston, MA 02210, U.S.A.

Name and Address of Beneficial Owner		Number of Shares of Common Stock	Percentage of Common Stock
More than 5% Stockholders
Crystal Amber	(1)	31,350,079	78.9%
Richard Cashin	(2)	3,987,294	10.9%

Directors and Executive Officers
Daniel J. Moore	(3)	6,500	*
Timothy J. Barberich	(4)	76,074	*
Oern R. Stuge, M.D.	(5)	30,000	*
Juliet Thompson	(6)	24,993	*
Praveen Tyle, Ph.D.	(7)	0	*
Scott W. Schorer	(8)	721,694	*
Charles Carter	(7)	0	*
All directors and executive officers as a group (7 persons)		859,261	*

*	Indicates less than 1%

(1)

Based upon our corporate records and upon the information provided by Crystal Amber Fund Limited, (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on 3 February 2020, reporting as of 3 February 2020. The address for CAFL is P.O. Box 286, Floor 2, Trafalgar Court, Les Banques, St Peter Port, Guernsey GY14LY U.K.

Includes 4,596,893 shares of common stock underlying warrants to purchase CDIs immediately exercisable as of 6 March 2020. Excludes shares that may be issued in the future upon the conversion of the 2017 Note or August 2019 Note.

(2)	Based on our corporate records. The address for Mr. Cashin is c/o One Equity Partners, 510 Madison Avenue, 19th Floor, New York, NY 10022.

(3)	Includes 1,000 shares and 5,500 shares subject to options exercisable within 60 days of 6 March 2020.

(4)	Includes 62,074 shares and 14,000 shares subject to options exercisable within 60 days of 6 March 2020.

(5)	Includes 30,000 shares subject to options exercisable within 60 days of 6 March 2020.

(6)	Includes 24,993 shares subject to options exercisable within 60 days of 6 March 2020.

(7)	Includes 0 shares subject to options exercisable within 60 days of 6 March 2020.

(8)	Includes 471,694 shares subject to options exercisable within 60 days of 6 March 2020 and granted and outstanding performance stock units totaling 250,000.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not fewer than 45 days and not more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2020 Annual Meeting, such a proposal must be received by the Company on or after 15 April 2020 (EDT) but no later than 15 May 2020 (EDT). If the date of the 2020 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2019 Annual Meeting, notice must be received no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is fewer than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2020 Annual Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company is required to file annual, quarterly and current reports and other information with the SEC. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents in the Company files with the SEC by going to our website at www.gidynamics.com. The information provided on our website is not part of this proxy statement and is not incorporated by reference.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for the Company.

A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent to the practice. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement please notify your broker or our Corporate Secretary at 320 Congress Street, Floor 3, Boston, MA 02210 or at (781) 357-3263. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Annexure A

CERTIFICATE OF AMENDMENT OF

RESTATED CERTIFICATE OF INCORPORATION

OF GI DYNAMICS, INC.

It is hereby certified that:

1. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 2003. A Restated Certificate of Incorporation was filed on September 1, 2011. A Certificate of Amendment of Restated Certificate of Incorporation was filed on April 9, 2015, on June 13, 2017 and on December 19, 2019.

2. The Restated Certificate of Incorporation filed on September 1, 2011, as amended, is hereby further amended to change the capitalization of the Corporation by striking out the first paragraph of the section titled “Designation and Number of Shares” of Article IV in its entirety and by substituting in lieu of the following paragraph:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Hundred Seventy-Five Million Five Hundred Thousand (275,500,000) shares, consisting of Two Hundred Seventy-Five Million (275,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), Zero (0) shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and Five Hundred Thousand (500,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).”

3. The Amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, this [●] day of [●], 20XX.

GI Dynamics, Inc.

By:
Scott Schorer
Chief Executive Officer and President

A-1

Annexure B

GI DYNAMICS, INC.

2011 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

ASX means ASX Limited ACN 008 624 691 or the market it operates, as the context requires.

ASX Listing Rules means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

ASX Settlement means ASX Settlement Pty Limited (ABN 49 008 504 532).

ASX Settlement Operating Rules means the settlement and operating rules of the settlement facility providing by ASX Settlement.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

CDIs means CHESS Depositary Interests representing an interest in one-fifth of a Share.

CHESS Depositary Interests has the meaning given to that term in the ASX Settlement Operating Rules.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share (which will at all times while the Company is listed on ASX trade on ASX in the form of CDIs).

Company means GI Dynamics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed or quoted on a securities exchange (including without limitation ASX) or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing price or, if not applicable, the last price of a share of Common Stock as quoted on that securities exchange constituting the primary market for the Common Stock, as reported in The Wall Street Journal, the Australian Financial Review or such other source as the Company deems reliable and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 4 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3. EFFECT OF ASX LISTING RULES ON OPERATION OF THE PLAN

If the Company is admitted to the official list of ASX, then, for so long as the Company is admitted to the official list of ASX, the following will apply:

(a) Notwithstanding anything contained in this Plan, if the ASX Listing Rules prohibit an act being done, the act shall not be done.

(b) Nothing contained in this Plan prevents an act being done that the ASX Listing Rules require to be done.

(c) If the ASX Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be).

(d) If the ASX Listing Rules require this Plan to contain a provision and it does not contain such a provision, this Plan is deemed to contain that provision.

(e) If the ASX Listing Rules require this Plan not to contain a provision and it contains such a provision, this Plan is deemed not to contain that provision.

(f) If any provision of this Plan is or becomes inconsistent with the ASX Listing Rules, this Plan is deemed not to contain that provision to the extent of the inconsistency.

4. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 4,500,000 shares of Common Stock, (ii) 802,350 shares of Common Stock previously reserved for issuance under the Company’s 2003 Omnibus Stock Plan which were are not currently subject to awards granted thereunder and (iii) any shares of Common Stock that are represented by awards granted under the Company’s 2003 Omnibus Stock Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date on which the Board of Directors adopts this Plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 6,671,908 Shares shall be added to the Plan pursuant to subsection (iii).

(b) Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2012, and ending on the second day of fiscal year 2020, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 5,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; (ii) 4% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

(c) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 4(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

5. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 1,000,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Amend any term or condition of any outstanding Stock Right, including, without limitation, to increase the exercise price or purchase price or accelerate the vesting schedule, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 7(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f) Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing if the Company is subject to Section 16 of the Exchange Act, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

6. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

7. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 7(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

8. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

9. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A of the Code so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 9.

10. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator (after consideration of applicable securities, tax and accounting implications), by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above or (g) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11. PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars (or in such other currency as the Administrator may determine) in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13. ASSIGN ABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c) The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

b) Cause is not limited to events which have occurred prior to a Participant’s  termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b) A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c) The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18. EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a) The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25. ADJUSTMENTS.

Subject to the requirements imposed on the Company under the ASX Listing Rules, upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 4(a), 4(b) and 5(c) shall also be proportionately adjusted upon the occurrence of such events.

(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 5, its determination shall be conclusive.

(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 7(b)(iv).

26. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31. TERMINATION OF THE PLAN.

The Plan will terminate on August 1, 2021, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

* * * * *

Adopted by the Board ofDirectors on [ __, 2011]

Adopted by the stockholders on [ __, 2011]

Annexure C

GI DYNAMICS, INC.

SIXTH AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS SIXTH AMENDMENT (the “Amendment”), dated effective as of March [___], 2020, is made to that certain NOTE PURCHASE AGREEMENT, dated June 15, 2017, by and between GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Purchaser”), as amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019 and August 21, 2019 (as so amended, the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.

WHEREAS, pursuant to Section 7.6 of the Agreement, any term of the Agreement may be amended, waived or modified only with the written consent of the Company and the Purchaser; and

WHEREAS, the Company and the Purchaser desire to amend certain provisions of the Agreement to provide for an amended form of senior secured convertible promissory note, which the Company issued to the Purchaser pursuant to the Agreement and subsequently amended (as amended, the “Existing Note”), such further amendment to the Existing Note in substantially the form attached hereto as Exhibit A.

NOW, THEREFORE, the undersigned Purchaser and the Company, in consideration of the mutual premises and covenants made herein and of the mutual benefits to be derived herefrom, hereby amend the Agreement as follows:

1.	Amendments to the Agreement.

a.	The Existing Note shall be amended in substantially the form set forth in Exhibit A.

b.	The Company and the Purchaser hereby acknowledge and confirm by execution of this Amendment and as of the date hereof that (i) no event constituting an Event of Default under Section 5 of the Agreement has occurred and (ii) the Purchaser shall not be entitled to any remedy under such Section 5 with respect to any event that has occurred as of the date hereof.

2.	Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect.

3.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this Amendment shall be legal, valid and binding execution and delivery for all purposes.

4.

This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

(Signatures Pages Immediately Follow)

C-1

IN WITNESS WHEREOF, the undersigned party has executed this Amendment as of the date first above written.

COMPANY:

GI DYNAMICS, INC.

By:
Name:	Scott Schorer
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

PURCHASER:

CRYSTAL AMBER FUND LIMITED

By:	Crystal Amber Asset Management (Guernsey) Limited,
as Investment Manager

By:
Name:	Laurence McNairn
Title:	Director

C-2

EXHIBIT A

SIXTH AMENDMENT TO

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

SIXTH AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Sixth Amendment to Senior Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”), and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of March [___], 2020. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended on December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019 and August 21, 2019 (as so amended, the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended or waived only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1. Maturity Date Extension. Sections l(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “March 31, 2020” to May 1, 2020”.

2. Amendment to Section 2(a) of Existing Note. Upon receipt of stockholder approval of this amendment, Section 2(a) of the Existing Note will be amended with immediate effect and without the need for further action as follows: the following sentence, as amended, will be deleted in its entirety:

Subject to Section 2(d) hereof, if, at any time prior to May 1, 2020, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) and this Note has not been paid in full, then the entire unpaid principal amount of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), shall automatically convert into CDIs at a conversion price (the “Conversion Price”) equal to the price per CDI of the CDIs issued and sold at such Qualified Financing (or, if only Common Stock is issued and sold in such Qualified Financing, a conversion price equal to the price per share of such Common Stock proportionately adjusted to reflect the ratio of CDIs to Common Stock in effect at the time of such Qualified Financing or, if another security of the Payor is issued and sold in such Qualified Financing, a conversion price equal to the price of such security proportionately adjusted to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing).

and the following sentence will be substituted in its place:

Subject to Section 2(d) hereof, if, at any time prior to May 1, 2020, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) and this Note has not been paid in full, then the entire unpaid principal amount of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), shall automatically convert into CDIs at a conversion price (the “Conversion Price”) equal to US$0.02 per CDI (or, if only Common Stock is issued and sold in such Qualified Financing, a conversion price equal to US$1.00 per share of such Common Stock, or, if another security of the Payor is issued and sold in such Qualified Financing, a conversion price equal to the price of such security proportionately adjusted to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing).

3. No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

4. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5. Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	EXHIBIT ONLY-DO NOT SIGN
Name:	Scott Schorer
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	EXHIBIT ONLY-DO NOT SIGN
Name:	Laurence McNairn
Title:	Director

Annexure D

FIRST AMENDMENT TO UNSECURED CONVERTIBLE PROMISSORY NOTE

This First Amendment to Unsecured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”), and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of March [___], 2020. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Unsecured Convertible Promissory Note issued on August 21, 2019 by the Payor to the Holder (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 9(f) of the Existing Note provides that any term of the Existing Note may be amended or waived only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1. Amendment to Section 2(a) of Existing Note. Upon receipt of stockholder approval of this amendment, in accordance with the Listing Rules of the Australian Securities Exchange, Section 2(a) of the Existing Note will be amended with immediate effect and without the need for further action as follows: the following sentence will be deleted in its entirety:

(a) Optional Conversion. Subject to Section 2(c) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the Funding Date and prior to the Maturity Date, exercisable upon written notice to Payor, to (a) convert all (but not less than all) of the then outstanding unpaid principal amount of this Note together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”) into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.02 (such conversion price, the “Conversion Price”).

and the following sentence will be substituted in its place:

(a) Compulsory Conversion. Subject to Section 2(c) and Section 6(c) of this Note, if, at any time prior to May 1, 2020, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) the Holder shall convert all (but not less than all) of the then outstanding unpaid principal amount of this Note together with any interest accrued but unpaid thereon into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.02 (such conversion price, the “Conversion Price”). In lieu of receiving CDIs, upon exercising the Conversion Option, the Holder may elect to instead receive the corresponding number of shares of Common Stock for the CDIs to be issued upon such conversion. For purposes of this Section 2(a), “Qualified Financing” means a round of equity financing of Common Stock or CDIs in a single transaction or a series of related transactions involving the issuance of the Payor’s securities to one or more investors which raises gross proceeds to the Payor of at least $10,000,000 in the aggregate (excluding proceeds from this Note).

2. Waiver. Section 6(c) of the Existing Note states in pertinent part, “in the event that Payor issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Conversion Price (or the equivalent for shares of Common Stock) in an equity financing, then the Conversion Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Holder hereby waives to the fullest extent and for all purposes any and all rights the Holder has to convert the principal amount of the Existing Note and all interest accrued thereon at a price lower than the price set forth in Section 2(a) of the Existing Note, as amended herein.

3. No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

4. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5. Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:
Name:	Scott Schorer
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned party has executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:
Name:	Laurence McNairn
Title:	Director

(Signature Page to First Amendment to Unsecured Convertible Promissory Note)

Annexure E

FIRST AMENDMENT TO WARRANT TO PURCHASE CHESS DEPOSITARY INTERESTS

This First Amendment to Warrant to Purchase Chess Depositary Interests by and among GI DYNAMICS, INC., a Delaware corporation (the “Company”), and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of March [___], 2020. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Warrant to Purchase CHESS Depositary Interests issued on December [___], 2019 by the Company to the Holder (the “Warrant”).

WHEREAS, the Company and the Holder desire to amend the terms of the Warrant as set forth herein; and

WHEREAS, Section 11(g) of the Warrant provides that any term of the Warrant may be amended or waived with the written consent of the Company and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder, intending to be legally bound, agree as follows:

1. Amendment to Section 8 of Warrant. Upon receipt of stockholder approval of this amendment in accordance with the Listing Rules of the Australian Securities Exchange, Section 8 of the Warrant will be amended with immediate effect and without the need for further action in the following manner: the following sentence will be deleted in its entirety:

8. Term of Warrant. This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 5:00 p.m., Eastern Time, on the date that is the fifth (5th) anniversary of the Funding Date.

and the following sentence will be substituted in its place:

8. Term of Warrant. This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after the 60th day following the Company’s receipt of notice of the CE mark designation for the EndoBarrier.

2. Waiver. Section 4(d) of the Warrant states in pertinent part, “in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Exercise Price (or the equivalent for shares of Common Stock) in an equity financing, then the Exercise Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold.” The Holder hereby waives to the fullest extent and for all purposes any and all rights the Holder has to exercise the Warrant at a price lower than the Exercise Price pursuant to Section 4(d) of the Warrant, as amended herein.

3. No Other Changes. Except as specifically amended in this amendment, all other terms of the Warrant shall remain unchanged and in full force and effect.

4. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5. Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

COMPANY:

GI DYNAMICS, INC.

By:
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Fifth Amendment to Promissory Note]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:
Name:	Laurence McNairn
Title:	Director

Annexure F

THIS SENIOR SECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

US$5,000,000	June 15, 2017

Boston, Massachusetts

FOR VALUE RECEIVED, GI DYNAMICS, INC., a Delaware corporation (“Payor”), hereby promises to pay to the order of CRYSTAL AMBER FUND LIMITED (the “Holder”), the principal sum of Five Million dollars (US$5,000,000) with interest on the outstanding principal amount at the rate of five percent (5%) per annum, compounded annually based on a 365-day year. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. PAYMENT AND MATURITY

(a) Reference is hereby made to the Note Purchase Agreement (the “Purchase Agreement”) dated as of even date herewith between Payor and Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Senior Secured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a), 2(b) or 2(c) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on December 31, 2018 (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of eight percent (8%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

2. CONVERSION

(a) Automatic Conversion upon Qualified Financing. Subject to Section 2(d) hereof, if, at any time prior to December 31, 2018, Payor issues and sells shares of its common stock, par value $0.01 per share (the “Common Stock”) or CHESS Depositary Interests (with each CDI representing 1/50th of a share of Common Stock) (“CDIs”) to investors (the “Investors”) in a Qualified Financing (as defined herein) and this Note has not been paid in full, then the entire unpaid principal amount of this Note, together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”), shall automatically convert into CDIs at a conversion price (the “Conversion Price”) equal to the price per CDI of the CDIs issued and sold at such Qualified Financing (or, if only Common Stock is issued and sold in such Qualified Financing, a conversion price equal to the price per share of such Common Stock proportionately adjusted to reflect the ratio of CDIs to Common Stock in effect at the time of such Qualified Financing or, if another security of the Payor is issued and sold in such Qualified Financing, a conversion price equal to the price of such security proportionately adjusted to reflect the ratio of CDIs to such security in effect at the time of such Qualified Financing). “Qualified Financing” means a round of equity financing of Common Stock or CDIs in a single transaction or a series of related transactions involving the issuance of the Payor’s securities to one or more investors which raises gross proceeds to the Payor of at least $10,000,000 in the aggregate (excluding proceeds from this Note). Subject to Section 2(d) hereof, the number of CDIs to be issued upon such conversion shall be equal to the quotient obtained by dividing (i) the Outstanding Amount by (ii) the price per CDI rounded to the nearest whole CDI. Upon such conversion, the Holder will execute such agreements as may be entered into by purchasers of CDIs, shares of Common Stock or other securities, as applicable, in the Qualified Financing generally. For the avoidance of doubt, no Investor in such Qualified Financing shall receive rights or preferences that are more favorable than those provided to the Holder.

(b) Optional Conversion. Subject to Section 2(d) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the date hereof and prior to December 31, 2018, exercisable upon written notice to the Payor, to (a) convert all (but not less than all) of the Outstanding Amount into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) the price per CDI equal to the volume weighted average bid closing price of the Payor’s CDIs on the Australian Securities Exchange (the “ASX”) for the five (5) trading days ending immediately prior to business day that the Payor’s receipt of the Holder’s written notice to convert (regardless if received during the trading hours or after) (such conversion price, the “CO Conversion Price”).

(c) Change of Control. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the Payor’s stockholders receive cash consideration, the Holder shall receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the entire unpaid principal amount of this Note in full satisfaction of all obligations under the Note. Upon the consummation of a Change of Control (that is not the result of a Qualified Financing) prior to December 31, 2018 in which the consideration received by the Payor’s stockholders consists of non-cash consideration, including, without limitation, securities, the Holder shall, subject to Section 2(d) hereof, have the Conversion Option set forth in Section 2(b) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of the Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to the Payor’s stockholders, (iii) a merger or consolidation of the Payor, other than for the purpose of re-domiciling the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving the Payor that constitutes or results in a transfer of more than one-third of the equity interests in the Payor, unless following such transaction or series of transactions, the holders of the Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by the Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(d) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Note Purchase Agreement, in the event that the rules of the ASX (or any other exchange on which the CDIs or Common Stock is then traded) require the Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, the Payor shall convene a meeting of stockholders to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the entire unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while the Payor is listed on the ASX and the rules of the ASX require the Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof, unless and until the Payor has obtained stockholder approval pursuant to this Section 2(d).

(e) Fractional Shares. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which Holder would otherwise be entitled, Payor will pay to Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share.

Upon conversion of this Note pursuant to Section 2, Holder shall surrender this Note, duly endorsed, at the principal offices of Payor. At its expense, Payor will, as soon as practicable thereafter, issue and deliver to Holder, at Holder’s address set forth on the first page hereto or such other address requested by Holder, a certificate or certificates or holding statement (as applicable) for the number of shares of Common Stock or CDIs to which Holder is entitled upon such conversion, together with any other securities and property to which Holder is entitled upon such conversion under the terms of this Note, including a check payable to Holder for any cash amounts payable as a result of any fractional shares as described herein.

(f) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(g) Restriction on Transfer. Notwithstanding any other provision of this Note, the Purchase Agreement or the Security Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) or Section 2(b) or Section 2(c) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth). Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. DEFAULT; REMEDIES

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law. Subject to Section 5(c) of the Security Agreement dated as of the date hereof between the Payor and the Holder (“Security Agreement”), the Holder shall have all rights and may exercise all remedies available to it under law, successively or concurrently.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. PREPAYMENT. Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(c) and Section 2(d) hereof.

5. NON-TRANSFERABLE. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. FUNDAMENTAL TRANSACTIONS; CORPORATE EVENTS.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) the Payor effects any merger or consolidation of the Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) the Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by the Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) the Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 5(a) above) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(c) hereof, the Holder shall be entitled to require the surviving entity to issue to the Investor an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(c) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If the Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of the Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Payor, then the Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) at a price (the “AD Conversion Price”) per CDI (or equivalent number of shares of Common Stock) that is less than the Existing Conversion Price (or the equivalent for shares of Common Stock) in an equity financing other than a Qualified Financing, then the CO Conversion Price may be reduced as provided in this Section 6(c).

(i) For a period of time (the “Specified Expiration Period”) commencing on the date of the closing of the issuance of the Additional Securities and expiring on the date that is thirty (30) days after the date that Payor delivers a notice (such notice being an “Additional Securities Notice”) describing the material terms and conditions of such transaction (but in any event, not less than 30 days after the issuance of the Additional Securities), the CO Conversion Price shall be reduced so that during such period it will not be more than an amount (the “CO Maximum Amount”) equal to the following: Existing Conversion Price * (A+B) / (A+C).

(ii) For purposes of this Note, the following terms shall have the definitions ascribed thereto in this subsection:

(1) “A” shall mean the number of CDIs (plus the number of CDIs representing the issued and outstanding shares of Common Stock (with each CDI representing 1/50th of a share of Common Stock)), deemed to be outstanding immediately prior to the issuance of the Additional Securities (including all shares of outstanding Common Stock, all shares of outstanding preferred stock on an as-converted basis, and all outstanding options, warrants or similar instruments on an as-exercised or converted basis, including the CDIs or shares of Common Stock underlying this Note).

(2) “B” shall mean the aggregate cash consideration received by Payor at the closing of the issuance of Additional Securities (together with such additional cash amounts payable with respect to any exercise or conversion of Additional Securities for shares of Common Stock or CDIs if such amount is then less than the Existing Conversion Price) divided by the Existing Conversion Price.

(3) “C” shall mean the number of CDIs underlying the Additional Securities in such issuance, including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(4) “Existing Conversion Price” shall mean the CO Conversion Price in effect immediately prior to the issuance of the Additional Securities.

(5) “Pre Sale Pro Rata Percentage” shall mean a percentage equal to (x) the number of CDIs that are owned by the Holder (excluding the CDIs or shares of Common Stock underlying this Note) immediately prior to the issuance of the Additional Securities (the “Holder’s Existing Ownership”); (y) divided by A, which for purposes hereof excludes securities issuable upon conversion of the Note.

(6) “Post Sale CDIs” shall mean the number of CDIs outstanding determined on a fully diluted basis (including the CDIs or shares of Common Stock underlying this Note that become exercisable pursuant to clause (iv) below) and including for this purpose the number CDIs representing the number of shares of Common Stock underlying such Additional Securities (with each CDI representing 1/50th of a share of Common Stock).

(iii) The Payor agrees that it will provide each Additional Securities Notice to the Holder promptly after the issuance of Additional Securities, including a calculation in reasonable detail of the CO Maximum Amount.

(iv) The number of CDIs that the Holder may elect to have issued in accordance with Section 2(b) of this Note at the CO Conversion Price as reduced by this Section 6(c) shall not be more than the amount that, when combined with the Holder’s Existing Ownership, would result in the Holder’s ownership percentage of the Post Sale CDIs exceeding its Pre Sale Pro Rata Percentage.

7. WAIVER; PAYMENT OF FEES AND EXPENSES. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by Holder shall constitute a waiver, election or acquiescence by it.

8. CUMULATIVE REMEDIES. Holder’s rights and remedies under this Note, the Purchase Agreement and the Security Agreement shall be cumulative. No exercise by Holder of one right or remedy shall be deemed an election, and no waiver by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. OTHER INDEBTEDNESS. Without the prior written consent of the Holder, no Indebtedness of the Payor shall be senior in any respect to the Indebtedness represented by this Note. “Indebtedness” means obligations with respect to principal, accrued and unpaid interest, penalties, premiums and any other fees, expenses and breakage costs on and other payment obligations arising under any (a) indebtedness for borrowed money, (b) indebtedness issued in exchange for or in substitution for borrowed money, (c) obligations evidenced by any note, bond, debenture, guarantee or other debt security or similar instrument or contract for borrowed money and (d) guarantees of the types of obligations described in paragraphs (a) though (c) above which are presently due, or which are or may become due in the future.

10. MISCELLANEOUS

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. The Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of the Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of the Payor, to the attention of the Chief Executive Officer or the Chief Financial Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of the Payor and Holder. Further, while the terms of any waiver granted by ASX in respect of this Note, the Purchase Agreement or the Security Agreement remains applicable to the Payor, any variation to the terms of this Note which is not a minor change or which is inconsistent with the terms of any relevant waiver granted by ASX to the Payor must be approved by the Payor’s ordinary securityholders.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this CONVERTIBLE PROMISSORY NOTE as of the date first written above.

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	President & CEO

AGREED TO AND ACCEPTED:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Kevin Smith
Name:	Kevin Smith
Title:	Alternative Director
Crystal Amber Asset Management (Guernsey)
Limited as Investment Manager of Crystal Amber Fund Limited

Execution Version

FIRST AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This First Amendment to Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the "Payor") and CRYSTAL AMBER FUND LIMITED (the "Holder") is effective as of December 31, 2018. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder (the "Existing Note").

WHEREAS, the Payor and the Holder desire to amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.Amendments to Existing Note.

a.	Section 1(b) of the Existing Note is hereby amended to change the Maturity Date from "December 31, 2018" to "March 31, 2019";

b.	Section 2(c) of the Existing Note is hereby amended to change the date referred to therein from "December 31, 2018" to "March 31, 2019".

2.Interest Prepayment. On or before the date that is seven (7) days after the date hereof, the Payor shall pay to the Holder all interest that has accrued under the Existing Note through and including December 31, 2018 in accordance with wire instructions provided by the Holder. The Payor and the Holder agree that the amount of accrued and unpaid interest under the Existing Note as of December 31, 2018 equals $393,835.62. For the avoidance of doubt, the Holder consents to the prepayment contemplated herein.

3.No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

4.Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5.Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By: /s/ Scott Schorer

Name: Scott Schorer

Title: Chief Executive Officer

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: /s/ Laurence McNairn

Name: Laurence McNairn

Title: Director – Crystal Amber Asset Management (Guernsey) Limited as Investment Manager of Crystal Amber Fund Limited

[Signature Page to December 2018 Amendment to Promissory Note]

SECOND AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Second Amendment to Senior Secured Promissory Note by and among GI Dynamics, Inc., a Delaware corporation (the “Payor”) and Crystal Amber Fund Limited (the “Holder”) is effective as of March 29, 2019.  Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended December 31, 2018 (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.Amendments to Existing Note.

a.

Sections 1(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “December 31, 2018” or “March 31, 2019” (as applicable) to “May 1, 2019”.

b.

Subject to the approval of stockholders under and in accordance with the ASX Listing Rules (“Approval”), Section 2(b) of the Existing Note is hereby further amended to replace the phrase “volume weighted average bid closing price” with the phrase “volume weighted average price” with effect from the date on which Approval is obtained.

2.No Other Changes.  Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3.Efforts to Obtain Stockholder Approval.  The Payor shall use its commercially reasonable efforts to obtain any stockholder approval described in Section 1(b) above.

4.Counterparts.  This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5.Governing Law.  This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By: /s/ Scott Schorer

Name: Scott Schorer

Title: President & Chief Executive Officer

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: /s/ Mark Huntley

Name: Mark Huntley

Title: Director

Executed by Crystal Amber Asset Management (Guernsey) Limited as Investment Manager, for and on behalf of Crystal Amber Fund Limited

THIRD AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Third Amendment to Senior Secured Promissory Note by and among GI Dynamics, Inc., a Delaware corporation (the “Payor”) and Crystal Amber Fund Limited (the “Holder”) is effective as of April 30, 2019.  Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended December 31, 2018 and March 29, 2019 (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.Amendments to Existing Note.  Sections 1(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “May 1, 2019” to “July 1, 2019”.

2.No Other Changes.  Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3.Counterparts.  This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

4.Governing Law.  This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Third Amendment to Promissory Note]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

Executed By Crystal Amber Asset Management

(Guernsey) Limited As Investment Manager

Of Crystal Amber Fund Limited

[Signature Page to Third Amendment to Promissory Note]

FOURTH AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Fourth Amendment to Senior Secured Promissory Note by and among GI Dynamics, Inc., a Delaware corporation (the “Payor”) and Crystal Amber Fund Limited (the “Holder”) is effective as of June 30, 2019.  Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended December 31, 2018, March 29, 2019 and April 30, 2019 (the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1.Amendments to Existing Note.  Sections 1(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “July 1, 2019” to “October 1, 2019”.

2.No Other Changes.  Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

3.Counterparts.  This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

4.Governing Law.  This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Promissory Note]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By:	Crystal Amber Asset Management
(Guernsey) Limited, as Investment Manager Of
Crystal Amber Fund Limited

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

[Signature Page to Fourth Amendment to Promissory Note]

FIFTH AMENDMENT TO SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

This Fifth Amendment to Senior Secured Promissory Note by and among GI DYNAMICS, INC., a Delaware corporation (the “Payor”), and CRYSTAL AMBER FUND LIMITED (the “Holder”) is effective as of August 21, 2019. Capitalized terms used but not defined herein have the definitions ascribed thereto in that certain Senior Secured Convertible Promissory Note issued on June 15, 2017 by the Payor to the Holder, as amended on December 31, 2018, March 29, 2019, April 30, 2019 and June 30, 2019 (as so amended, the “Existing Note”).

WHEREAS, the Payor and the Holder desire to further amend the terms of the Existing Note as set forth herein; and

WHEREAS, Section 10(f) of the Existing Note provides that any term of the Existing Note may be amended or waived only with the written consent of the Payor and the Holder.

NOW, THEREFORE, in consideration of the foregoing premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Payor and the Holder, intending to be legally bound, agree as follows:

1. Amendments to Existing Note. Sections l(b), 2(a), 2(b) and 2(c) of the Existing Note are hereby amended with immediate effect to change the dates referred to in each such section (including, for the avoidance of doubt, the Maturity Date) from “October 1, 2019” to “March 31, 2020”.

2. Waiver. The Holder hereby waives the application of the definition of Qualified Financing with respect to the financing (the “Financing”) to be completed pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “August 2019 SPA”), by and between the Payor and the Holder. For the avoidance of doubt, the Financing being conducted pursuant to the August 2019 SPA and any proceeds received by the Payor for the securities issued in connection with the Financing shall not trigger an automatic conversion pursuant to Section 2(a) of the Existing Note.

3. No Other Changes. Except as specifically amended in this amendment, all other terms of the Existing Note shall remain unchanged and in full force and effect.

4. Counterparts. This amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Facsimile or PDF transmission of execution copies or signature pages for this amendment shall be legal, valid and binding execution and delivery for all purposes.

5. Governing Law. This amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to its principles of conflicts of laws.

[Signature Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

PAYOR:

GI DYNAMICS, INC.

By:	/s/ Scott Schorer
Name:	Scott Schorer
Title:	Chief Executive Officer

[Signature Page to Fifth Amendment to Promissory Note]

IN WITNESS WHEREOF, the undersigned parties have executed this amendment as of the date first written above.

HOLDER:

CRYSTAL AMBER FUND LIMITED

By: Crystal Amber Asset Management (Guernsey) Limited, as
Investment Manager

By:	/s/ Laurence McNairn
Name:	Laurence McNairn
Title:	Director

[Signature Page to Fifth Amendment to Promissory Note]

Annexure G

THIS UNSECURED CONVERTIBLE PROMISSORY NOTE (THIS “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

UNSECURED CONVERTIBLE PROMISSORY NOTE

US$4,596,893	August 21, 2019
Boston, Massachusetts

For value received, GI Dynamics, Inc., a Delaware corporation (“Payor”), hereby promises to pay to the order of Crystal Amber Fund Limited (the “Holder”), an aggregate principal sum of Four Million Five Hundred Ninety-Six Thousand Eight Hundred Ninety Three Dollars (US$4,596,893), or such lesser amount as may be advanced and outstanding pursuant to Section 1(d) hereof, or such greater amount as shall become due after giving effect to Section 2(b) or 2(c) hereof, with interest on the outstanding principal amount at the rate of ten percent (10%) per annum. Interest (i) shall commence with the date of receipt by Payor of the Advance Amount (as defined below) on the Funding Date (as defined below) and shall be compounded annually based on a 365-day year, and (ii) shall continue on the outstanding principal until paid in full or, if permitted by the terms of the Note, converted pursuant to Section 2 below.

1. Payment and Maturity

(a) Reference is hereby made to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of even date herewith, between Payor and the Holder. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

(b) If this Unsecured Convertible Promissory Note (this “Note”) has not already been paid in full or, if permitted by the terms of this Note, converted in accordance with the terms of Section 2(a) below, the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall be due and payable on the date which is the fifth anniversary of the Funding Date (the “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal. If any payments on this Note become due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

(c) Upon the occurrence and during the continuance of any Event of Default, the principal balance of this Note shall bear interest at the rate of sixteen percent (16%) per annum, including after the commencement of, and during the pendency of, any bankruptcy or other insolvency proceeding.

(d) Subject to the terms of this Note, the Holder shall make an advance (the “Advance”) to Payor on December 6, 2019 (or such earlier or later date as may be requested by Payor) (the “Funding Date”) in an amount equal to Four Million Five Hundred Ninety-Six Thousand Eight Hundred Ninety Three Dollars (US$4,596,893), or such lesser amount as may be set forth in a notice delivered by Payor to the Holder not later than five (5) days prior to the Funding Date (the “Advance Amount”). Notwithstanding the foregoing, no Advance shall be made during the continuance of any Event of Default.  In such an event, Advance to Payor may resume on the third (3rd) day, and shall resume no later than the seventh (7th) day, following the Holder’s receipt of notice delivered by Payor affirming that Payor has cured its Event of Default.  The parties shall cause Schedule A to be updated as of the Funding Date. For the avoidance of doubt, the Holder and Payor may jointly waive any requirement set forth in this Section 1(d), provided, however, that only the Payor may waive the Holder’s obligation to deliver the Advance Amount.

2. Conversion

(a) Optional Conversion. Subject to Section 2(c) and Section 6(c) of this Note, the Holder shall have the option (the “Conversion Option”), but not the obligation, at any time after the Funding Date and prior to the Maturity Date, exercisable upon written notice to Payor, to (a) convert all (but not less than all) of the then outstanding unpaid principal amount of this Note together with any interest accrued but unpaid thereon (such principal amount and interest, the “Outstanding Amount”) into the number of CDIs equal to the quotient obtained by dividing (x) the Outstanding Amount by (y) US$0.02 (such conversion price, the “Conversion Price”). In lieu of receiving CDIs, upon exercising the Conversion Option, the Holder may elect to instead receive the corresponding number of shares of Common Stock for the CDIs to be issued upon such conversion.

(b) Change of Control. Upon the consummation of a Change of Control prior to the Maturity Date, the Holder may, at its option, (i) receive an amount in cash equal to all unpaid interest that has accrued to date hereunder and 110% of the then outstanding unpaid principal amount of this Note in full satisfaction of all obligations under the Note, or (ii) subject to the provisions of Section 2(c) and Section 6(a) hereof, retain the Note, including, without limitation, the Conversion Option set forth in Section 2(a) hereof. A “Change of Control” means any transaction or series of related transactions that could result in any of the following: (i) the sale of all or substantially all of the assets of Payor to any person or related group of persons (other than the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, the Holder), (ii) the acquisition, directly or indirectly, by any person or related group of persons (other than Payor or the Holder or a person that directly or indirectly controls, is controlled by, or is under common control with, Payor or the Holder) of beneficial ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Payor’s outstanding securities pursuant to a tender or exchange offer made directly to Payor’s stockholders, (iii) a merger or consolidation of Payor, other than for the purpose of re-domiciling Payor, unless following such transaction or series of transactions, the holders of Payor’s securities prior to the first such transaction continue to hold more than fifty percent (50% percent) of the voting rights and equity interests in the surviving entity, (iv) a recapitalization, reorganization or other transaction involving Payor that constitutes or results in a transfer of more than one-third of the equity interests in Payor, unless following such transaction or series of transactions, the holders of Payor's securities prior to the first such transaction continue to hold more than fifty percent (50%) of the voting rights and equity interests in the surviving entity or acquirer or (v) the execution by Payor or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

(c) Stockholder Approval. Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, in the event that the rules of the Australian Securities Exchange (“ASX”) (or any other exchange on which the CDIs or Common Stock is then traded) require Payor to obtain stockholder approval to issue CDIs pursuant to Section 2(a) hereof, Payor shall use its commercially reasonable efforts to convene a meeting of stockholders on or prior to December 31, 2019 to seek approval to issue those CDIs or Common Stock. If such approval is not obtained at such meeting, the Holder shall instead become entitled to receive an amount in cash equal to all unpaid (and unconverted) interest that has accrued to date hereunder and 110% of the then outstanding unpaid (and unconverted) principal amount of this Note in full satisfaction of all obligations under the Note, and such amounts shall be due and payable upon the earlier of (i) the Maturity Date, or (ii) the date that is six months following the date of the stockholders’ meeting at which such approval is not obtained. For the avoidance of doubt, while Payor is listed on the ASX and the rules of the ASX require Payor to obtain stockholder approval to issue CDIs, no conversion may occur under this Note, and no CDIs or Common Stock may be issued pursuant to Section 2(a) hereof, unless and until Payor has obtained stockholder approval pursuant to this Section 2(c).

(d) Fractional Shares and Conversion Process. No fractional shares of Payor’s capital stock will be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, Payor will pay to the Holder in cash the amount of the unconverted principal and interest balance of this Note that would otherwise be converted into such fractional share. Upon valid conversion of this Note pursuant to Section 2, the Holder shall surrender this Note, duly endorsed, at the principal offices of Payor and Payor must, if the CDIs are quoted on the ASX, do the following:

(i)	allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the conversion notice and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii)	enter CDN into Payor’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii)	deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv)	apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v)	deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of conversion, CDIs are no longer quoted on ASX, then on conversion of the Note Payor must issue directly to the Holder the number of shares of Common Stock over which the Note is convertible into and must procure that those shares be listed for trading on any securities exchange on which Payor’s Common Stock is tradeable and deliver to the Holder a check payable to Holder for any cash amounts payable as a result of any fractional shares.

(e) Holder Representations and Warranties; Transfer and Assignment. The representations and warranties and rights and obligations of transfer and assignment of Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or CDIs issuable to Holder are hereby made a part of this Note and incorporated herein by this reference.

(f) Restriction on Transfer. Notwithstanding any other provision of this Note or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to Section 2(a) hereof (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).  Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by Payor’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

3. Default; Remedies

(a) The occurrence of any Event of Default described in Section 5.1 of the Purchase Agreement shall be an Event of Default hereunder.

(b) Upon the occurrence and during the continuance of any Event of Default, all unpaid principal on this Note, accrued and unpaid interest thereon and all other amounts owing hereunder shall, at the option of the Holder, and, upon the occurrence of any Event of Default pursuant to Sections 5.1(b), (c) or (d) of the Purchase Agreement, automatically, be immediately due, payable and collectible by Holder pursuant to applicable law.

(c) Upon the occurrence and during the continuance of any Event of Default, Payor shall pay, on demand, all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

4. Prepayment. Subject to Section 1(d), Payor may not prepay this Note prior to the Maturity Date without the consent of the Holder, except to the extent permitted pursuant to Section 2(b) and Section 2(c) hereof.

5. Non-Transferable. The Holder may not sell or transfer this Note, or grant, issue or transfer interests in, or options over, this Note at any time within 12 months after the date hereof except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. Fundamental Transactions; Corporate Events.

(a) Fundamental Transactions. If, at any time while this Note is outstanding, (i) Payor effects any merger or consolidation of Payor with or into another person pursuant to which the Common Stock is effectively converted and exchanged, (ii) Payor effects any sale of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted and exchanged, (iii) any tender offer or exchange offer (whether by Payor or another person) is completed pursuant to which at least a majority of the outstanding Common Stock is tendered and exchanged for other securities, cash or property or (iv) Payor effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a “Fundamental Transaction”), then prior to any subsequent conversion of this Note, and subject to the provisions of Section 2(b) hereof, the Holder shall be entitled to require the surviving entity to issue to the Holder an instrument identical to this Note (with an appropriate adjustment to the conversion price(s)) such that the Holder may receive stock (or a beneficial interest in stock) of the surviving company’s stock. Subject to the provisions of Section 2(b) hereof, the terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (a) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(b) Notice of Corporate Events. If Payor (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any shares of Payor or any subsidiary, (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of Payor, then Payor shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and Payor will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to convert this Note prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(c) Subsequent Equity Sales. Notwithstanding any provision of this Note to the contrary, in the event that Payor issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Conversion Price (or the equivalent for shares of Common Stock) in an equity financing, then the Conversion Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. Payor agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by Payor to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended December 31, 2018, March 31, 2019, April 30, 2019, June 30, 2019 and of even date herewith, will have no effect on the Conversion Price.

7. Waiver; Payment of Fees and Expenses. Payor waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law. No delay by the Holder shall constitute a waiver, election or acquiescence by it.

8. Cumulative Remedies. The Holder’s rights and remedies under this Note and the Purchase Agreement shall be cumulative. No exercise by the Holder of one right or remedy shall be deemed an election, and no waiver the by Holder of any Event of Default shall be deemed a continuing waiver of such Event of Default or the waiver of any other Event of Default.

9. Miscellaneous

(a) Governing Law. The terms of this Note shall be construed in accordance with the laws of the State of New York, as applied to contracts entered into by New York residents within the State of New York, and to be performed entirely within the State of New York.

(b) Exclusive Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in the State of New York, County of New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; and (ii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

(c) Successors and Assigns; Assignment. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Payor may not assign this Note or delegate any of its obligations hereunder without the written consent of the Holder. Subject to Section 5 hereof, the Holder may assign this Note and its rights hereunder without the consent of Payor, subject to compliance with Section 4 of the Purchase Agreement.

(d) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting the Note.

(e) Notices. All notices required or permitted hereunder by the Holder of this Note to Payor shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the principal offices of Payor, to the attention of the Chief Executive Officer, (b) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery. Any refusal of delivery of a notice by Payor shall be deemed to have been delivered.

(f) Amendment; Modification; Waiver. No term of this Note may be amended, modified or waived without the written consent of Payor and the Holder provided that, while Payor is admitted to the Official List of the ASX, any amendment, modification or waiver must not contravene the ASX Listing Rules.

(g) Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

(h) Voting Rights. This Note does not carry any voting rights at stockholder meetings of Payor unless and until the Note is converted.

(i) Participation Rights. The Holder is not by virtue of holding this Note entitled to participate in any new issue of securities made by Payor to stockholders without first converting the Note.

(j) Equal Ranking. The Common Stock and CDIs issued pursuant to a conversion of this Note will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of Payor in all respects.

(k) Reorganisations. While Payor is admitted to the Official List of the ASX, the rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of Payor’s capital at the time of the reorganization.

[Signature page follows]

In Witness Whereof, the parties have executed this Convertible Promissory Note as of the date first written above.

GI Dynamics, Inc.

By:
Name: Scott Schorer
Title: Chief Executive Officer

Agreed to and Accepted:

Crystal Amber Fund Limited

By:

Name: Laurence McNairn

Title: Director
Executed by Crystal Amber Asset Management (Guernsey) Ltd

as Investment Manager of Crystal Amber Fund Limited

SCHEDULE A

ADVANCE (in US$)

Advance Date	Advance Amount

Will be determined on draw date

Annexure H

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR LAWS OF ANY OTHER RELEVANT COUNTRY.

Warrant to purchase Chess Depositary Interests

Issue Date: _________, 2019

This Warrant to Purchase CHESS Depositary Interests (the “Warrant”) certifies that, for good and valuable consideration, Crystal Amber Fund Limited (along with its permitted assignees, the “Holder”) is entitled to, and GI Dynamics, Inc., a Delaware corporation (the “Company”), hereby grants the Holder the right to, purchase, as of the date of issuance set forth above (the “Issue Date”), up to such number of fully paid and non-assessable CHESS Depositary Interests (with each CDI representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (the “CDIs”) as determined pursuant to Section 1(a) below, at a price per CDI equal to the Exercise Price (as defined below), subject to the provisions and upon the terms and conditions set forth in this Warrant. This Warrant is issued pursuant to the Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 21, 2019, by and between the Company and the Holder.

1. Number of CDIs; Exercise Price

(a) Number of CDIs. Subject to the terms of that certain Unsecured Convertible Promissory Note issued by the Company to the Holder on August 21, 2019 (the “Note”), upon receipt of the Advance (as defined in the Note) by the Company pursuant to the Note, and with effect from the Issue Date, this Warrant automatically shall become exercisable for the number of CDIs set forth on Schedule A hereto, which amounts represent a proportionate number of shares of Common Stock set forth on Schedule A. All CDIs for which this Warrant becomes exercisable from time to time pursuant to this Paragraph 1(a), and as may be adjusted from time to time in accordance with the provisions of this Warrant, are referred to herein cumulatively and collectively as the “Warrant CDIs.”

(b) Exercise Price. With respect to each Warrant CDI for which this Warrant becomes exercisable pursuant to Paragraph 1(a) above, the purchase price therefor (the “Exercise Price”) shall be US$0.02.

2. Exercise; Payment.

(a) Method of Exercise. This Warrant may be exercised by the Holder at any time during the term (as set forth in Section 8) and in compliance with the provisions of this Warrant for all or any part of the Warrant CDIs, by the surrender of this Warrant together with the duly executed notice of exercise form attached hereto as Exhibit A (the “Notice of Exercise”) at the principal office address of the Company. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the Holding Statement or the book entry notice pursuant to Section 2(e), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the then unpurchased, or remaining but not yet available for issuance, Warrant CDIs, which new Warrant shall in all other respects be identical to this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

(b) Cash Exercise. Upon exercise of this Warrant, the Holder shall pay the Company an amount (“Exercise Payment”) equal to the product of the Exercise Price multiplied by the total number of Warrant CDIs purchased pursuant to such exercise of this Warrant, by wire transfer of immediately available funds or check payable to the order of the Company. In the manner set out in Paragraph (e) below, the Holder shall be deemed to have become the holder of record of, and shall be treated for all purposes as the record holder of, the Warrant CDIs represented by such exercise (and such Warrant CDIs shall be deemed to have been issued) immediately prior to the close of business on the date upon which the Exercise Payment is paid to the Company.

(c) Net Exercise. The Exercise Payment also may be paid at the Holder’s election by surrender of all or a portion of the Warrant for the Warrant CDIs to be exercised under this Warrant (“Net Exercise”). If the Holder elects the Net Exercise method, the Company will issue Warrant CDIs in accordance with the following formula:

X = Y(A-B)
    A

Where:

X = the number of Warrant CDIs to be issued upon the Net Exercise of the Warrant

Y = the number of Warrant CDIs to be surrendered

A = the fair market value of one (1) CDI on the date of exercise of this Warrant

B = the Exercise Price

For purposes of the above calculation, fair market value of CDIs shall mean the following (“Fair Market Value”):

(i) if CDIs are then quoted on the Australian Securities Exchange (“ASX”), then the Fair Market Value per share of one (1) CDI shall be equal to the volume weighted average closing price of the Company’s CDIs on the ASX for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after);

(ii) if CDIs are not then quoted on the ASX, then if the Company’s Common Stock is traded on another national securities exchange, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock on such securities exchange for the five (5) trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates;

(iii) if CDIs are not then quoted on the ASX and the Common Stock is not then traded on another securities exchange, then if the Common Stock is traded over-the-counter, the Fair Market Value of the CDIs shall be equal to the result obtained by dividing (A) the volume weighted average closing price of the Company’s Common Stock quoted on the principal market on which or through which the Common Stock is traded over the five (5) consecutive trading days ending immediately prior to the business day on which the Company receives the Holder’s written Notice of Exercise (regardless if received during the trading hours or after), by (B) the number of CDIs (or fraction thereof) which equal an interest in exactly one share of Common Stock on such dates; or

(iv) if CDIs are not then quoted on the ASX and the Common Stock is not then listed on any securities exchange or traded in the over-the-counter market, the Fair Market Value of the CDIs shall be as determined by its Board of Directors in its reasonable good faith judgment (which determination shall take into consideration any available appraisals).

If any of the amounts used to calculate the Fair Market Value are expressed in Australian dollars and not the United States dollar, then each such amount shall be converted into United States dollars based on the closing exchange rate published by the Reserve Bank of Australia in their Official Bulletin at 4 pm for the applicable date. The amounts used to calculate the Fair Market Value shall be equitably adjusted for the occurrence of any of the events for which an adjustment would be made pursuant to Section 4 but which is not otherwise fully reflected in the Fair Market Value calculation.

(d) Election to receive Common Stock. The Holder may include in its Notice of Exercise, the election to receive the corresponding number of shares of Common Stock for the Warrant CDIs to be purchased.

(e) Exercise Process including Holding Statement. In the event of the valid exercise of this Warrant, the Company must, if the CDIs are quoted on the ASX, do the following:

(i) allot and issue to CHESS Depositary Nominees Pty Ltd (“CDN”) the number of shares of Common Stock underlying the CDIs the subject of the Notice of Exercise and procure CDN to allot and issue to the Holder the number of CDIs representing the Common Stock issued to CDN under this provision;

(ii) enter CDN into the Company’s register of members as the holder of the relevant number of shares of Common Stock and procure CDN to enter the Holder into the register of CDI holders as the holder of the relevant number of CDIs;

(iii) deliver to the Holder a holding statement showing the Holder as the holder of the relevant number of CDIs;

(iv) apply for, and use its reasonable efforts to obtain, official quotation of the relevant number of CDIs (and underlying shares of Common Stock) on ASX as soon as practicable; and

(v) deliver in accordance with Section 6 to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

If, at the time of exercise, CDIs are no longer quoted on ASX, then on exercise of the Warrant the Company must issue directly to the Holder the number of shares of Common Stock over which the Warrant is exercised and must procure that those shares be listed for trading on any securities exchange on which the Company’s Common Stock is tradeable and in accordance with Section 6 deliver to the Holder a check payable to the Holder for any cash amounts payable as a result of any fractional shares.

3. Stock Fully Paid; Reservation of Shares. All of the Warrant CDIs or Common Stock issuable upon the exercise of this Warrant, upon issuance and receipt by the Company of the Exercise Price therefor (or upon Net Exercise thereof, as provided in Section 2(c)), shall be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal or first offer, taxes, liens and charges with respect to the issuance thereof except as noted in Section 5. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4. Adjustment of Exercise Price and Number of Shares. The number and kind of Warrant CDIs to be issued upon the exercise of this Warrant and the Exercise Price payable therefor shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Reclassification, Consolidation or Reorganization. Subject to Section 10, in case of any reclassification of the CDIs (other than as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or sale of all or substantially all of the Company’s assets (any of which is a “Reorganization Transaction”), the Company, or such successor corporation as the case may be, shall execute a new warrant, providing that the Holder shall have the right to exercise such new warrant, and procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the Warrant CDIs then issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property as would be received by the Holder for such Warrant CDIs as if such Warrant CDIs were outstanding immediately prior to the consummation of the Reorganization Transaction.

(b) Stock Splits, Dividends and Combinations. Subject to Section 10, in the event that the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock, the number of Warrant CDIs issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be such that in each case, the result obtained by multiplying the Exercise Price by the number of Warrant CDIs shall be the same immediately prior to, and immediately after, such event.

(c) Notice of Corporate Action. If the Company (i) declares a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right; (ii) authorizes and publicly approves, or enters into any agreement contemplating or solicits stockholder approval for any Reorganization Transaction; or (iii) publicly authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten (10) business days prior to the applicable record or effective date on which a person would need to hold Common Stock or CDIs in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction. Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 11(d); provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

(d) Subsequent Equity Sales. Notwithstanding any provision of this Warrant to the contrary, in the event that the Company issues any CDIs or Common Stock or any security that is exchangeable or convertible into CDIs or Common Stock (“Additional Securities”) after the date hereof at a price per CDI (or the equivalent for shares of Common Stock) that is less than the Exercise Price (or the equivalent for shares of Common Stock) in an equity financing, then the Exercise Price shall be reduced to the lowest price per CDI (or the equivalent for shares of Common Stock) at which any Additional Security was issued or sold or deemed to be issued or sold. The Company agrees that it will provide a notice to the Holder describing the material terms and conditions of any issuance of Additional Securities promptly after the issuance thereof. For the avoidance of doubt, the price per CDI (or the equivalent for shares of Common Stock) at which any Additional Securities are issued by the Company to the Holder after the date hereof, including, without limitation, upon conversion into CDIs or Common Stock of (i) the Senior Secured Convertible Promissory Note, dated June 15, 2017, and amended as of December 31, 2018, March 29, 2019, April 30, 2019, June 30, 2019 and August 21, 2019, issued to the Holder by the Company, will have no effect on the Exercise Price.

5. Holder Representations and Warranties; Transfer and Assignment.

(a) The representations and warranties and rights and obligations of transfer and assignment of the Holder that are set forth in Section 4 of the Purchase Agreement with respect to the shares of Common Stock or Warrant CDIs issuable to the Holder are hereby made a part of this Warrant and incorporated herein by this reference

(b) Notwithstanding any other provision of this Warrant or the Purchase Agreement, the Holder may not sell or transfer any shares of Common Stock or CDIs issued to the Holder pursuant to this Warrant (“Restricted Securities”), or grant, issue or transfer interests in, or options over, any Restricted Securities, at any time within 12 months after the issue of those Restricted Securities (“Restricted Period”) except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).  Before commencement of the Restricted Period, to prevent any such restricted dealings in the Restricted Securities during the Restricted Period, the Holder agrees to (i) the application of a holding lock to the Restricted Securities by the Company’s securities registry for the Restricted Period, and (ii) enter into any other documents reasonably necessary to prevent any such restricted dealings in the Restricted Securities during the Restricted Period.

(c) The Holder may not sell or transfer this Warrant, or grant, issue or transfer interests in, or options over, this Warrant at any time within 12 months after the Issue Date except as permitted by section 708 or any other applicable section of the Corporations Act 2001 (Cth).

6. Fractional Shares. No fractional shares of the Company’s capital stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

7. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or subscription rights or be deemed the holder of the CDIs, Common Stock or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) with respect to the Warrant CDIs until this Warrant shall have been exercised and the Warrant CDIs purchasable upon the exercise of this Warrant shall have become deliverable, as provided in Section 2(a).

8. Term of Warrant. This Warrant shall become exercisable on the Issue Date and shall terminate and no longer be exercisable from and after 5:00 p.m., Eastern Time, on the date that is the fifth (5th) anniversary of the Funding Date.

9. Registry of Warrants. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant. The Holder’s initial address, for purposes of such registry, is set forth below the Holder’s signature on this Warrant. The Holder may change such address by giving written notice of such changed address to the Company.

10. ASX Listing Rules. Until such time as the Company is removed from the Official List of the ASX, the following additional provisions will apply to the Warrant notwithstanding any other provision of this Warrant:

(a) Voting Rights. The Warrant does not carry any voting rights at stockholder meetings of the Company unless and until the Warrant is exercised.

(b) Participation Rights. There are no participating rights or entitlements inherent in the Warrant and the Holder is not by virtue of holding the Warrant entitled to participate in any new issue of capital that may be offered to stockholders (except upon exercise of the Warrant).

(c) Reorganizations. The rights of the Holder will be changed to the extent necessary to comply with the ASX Listing Rules applying to a reorganization (including a reconstruction, consolidation, subdivision or reduction or return of capital) of the Company’s capital at the time of the reorganization.

(d) Bonus Issues. If there is a bonus issue to the holders of CDIs, the number of CDIs representing shares of Common Stock over which the Warrant is exercisable will be increased by the number of CDIs which the Holder would have received if it had exercised the Warrant before the record date for the bonus issue.

(e) Pro Rata Issue. If the Company proceeds with a pro rata issue (except a bonus issue) of securities to stockholders after the date of issue of the Warrant, the Exercise Price of the Warrant will be reduced in accordance with the formula set out in ASX Listing Rule 6.22.2.

(f) Not Quoted. The Warrant will not be quoted on ASX or on any other securities exchange.

(g) Equal Ranking. The Common Stock and CDIs issued pursuant to an exercise of the Warrant will rank, from the date of issue, equally with the existing shares of Common Stock and CDIs of the Company in all respects.

(h) Changes. Other than as set out in this Warrant or the ASX Listing Rules, this Warrant does not confer the right to a change in the Exercise Price or a change in the underlying securities over which this Warrant can be exercised.

11. Miscellaneous.

(a) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to principles of conflicts of laws.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Holder and of the Warrant CDIs issued or issuable upon the exercise hereof.

(d) Any notice provided for or permitted under this Warrant shall be treated as having been given (i) upon receipt, when delivered personally, (ii) one day after sending, when sent by commercial overnight courier with written verification of receipt, (iii) upon confirmed transmission when sent via facsimile on a business day prior to 5:00 pm local time or, if sent after 5:00 pm local time, the next business day after confirmed transmission, or (iv) three business days after deposit with the United States Postal Service, when mailed postage prepaid by certified or registered mail, return receipt requested, in each case, addressed to the address or facsimile number set forth on the signature pages hereof or as otherwise furnished in writing.

(e) This Warrant, the Note and the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the matters contained herein.

(f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at the Holder’s expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(g) This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder provided that, while the Company is admitted to the Official List of the ASX, any proposed amendment, waiver or termination must not contravene the ASX Listing Rules.

[continued and to be signed on following page]

IN WITNESS WHEREOF, each of the Company and the Holder has caused this Warrant to be signed by its duly authorized officer, all as of the day and year first above written.

COMPANY:	GI DYNAMICS, INC.
a Delaware corporation

By:
	Name:	Scott Schorer
	Title:	Chief Executive Officer

Notice Address:	320 Congress St
Boston, MA 02210
U.S.A.
Attention: Chief Executive Officer

HOLDER:	CRYSTAL AMBER FUND LIMITED

By:
Name:
	Title:	Director
Crystal Amber Asset Management (Guernsey) Ltd

Notice Address:	P.O. Box 286
Floor 2
Trafalgar Court
St. Peter Port
Guernsey
GY1 4LY

With a copy (which shall not constitute notice) to:

Estera - GG - Crystal Amber Team CrystalAmberTeam@estera.com

Schedule A

Issuable Warrant CDIs

CDIs	Common Stock

To be determined on August 2019 Note draw date

Exhibit A

Notice of Exercise

TO:	GI DYNAMICS, INC.

_________________________

_________________________

1. Cash Exercise. The undersigned hereby elects to purchase ____________ CHESS Depositary Interests (with each CHESS Depositary Interest representing 1/50th of a share of the Company’s common stock, par value $0.01 per share (the “Common Stock”)) (“CDIs”) of GI DYNAMICS, INC., a Delaware corporation (the “Company”), pursuant to the terms of Section 2(b) of the Warrant to Purchase CHESS Depositary Interests, dated ____, 2019 (the “Warrant”), and tenders herewith payment of the Exercise Price (as such term is defined in the Warrant) therefor.

2. Net Exercise. The undersigned hereby elects to effect a Net Exercise for _____________ CDIs pursuant to Section 2(c) of the Warrant.

Please issue a Holding Statement certifying said _________ CDIs have been issued in the name of the undersigned or in such other name as is specified below:

Name:	_________________________________

Address:	_________________________________

_________________________________

3. Common Stock Election. By initialing here, the undersigned hereby elects to receive the number of shares of Common Stock corresponding to the CDIs noted above in lieu of the CDIs otherwise issuable: ______________

The undersigned hereby represents and warrants that the aforesaid shares of Common Stock or CDIs, as the case may be, are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares or CDIs.

Holder Name:

By:

Name:

Title:

Date:

gi Dynamics™

ARBN 151 239 388

LODGE YOUR VOTE

ONLINE
www.linkmarketservices.com.au

BY MAIL (in AUSTRALIA)
GI Dynamics, Inc.
C/o Link Market Services Limited
Locked Bag A14, Sydney South NSW 1235 Australia

BY MAIL (in USA)
GI Dynamics, Inc.
C/o American Stock Transfer and Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA

BY HAND (in AUSTRALIA)
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

BY HAND (in USA)
American Stock Transfer & Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219

BY FAX
+61 2 9287 0309

ALL ENQUIRIES TO
Telephone: +61 1800 770 850 (free call within Australia)

PRELIMINARY – SUBJECT TO COMPLETION

LODGEMENT OF A CDI VOTING INSTRUCTION FORM

This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given above by **0:00 a.m (AEDT) Day, Month 2020 (which is 0:00 p.m on Day, Month 2020 EDST),** being not later than 72 hours before the commencement of the Meeting. Any CDI Voting Instruction Form received after that time will be invalid.

CDI Voting Instruction Forms may be lodged using the reply paid envelope or:

ONLINE
www.linkmarketservices.com.au
Login to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select 'Voting' and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their "Holder Identifier" (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the reverse of this CDI Voting Instruction Form).

HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM

YOUR NAME AND ADDRESS

This is your name and address as it appears on the Company's CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. **Please note: you cannot change ownership of your CDIs using this form.**

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

Each CHESS Depositary Interest (**CDI**) is evidence of an indirect ownership in the Company's shares of common stock (**Shares**). Each CDI is equivalent to one-fiftieth of a Share of the Company so that every fifty (50) CDIs that you own as at **0.00 a.m. on Day, Month 2020 (AEDT)** , entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (**CDN**). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Annual Meetings of Stockholders on the instruction of the registered holders of the CDIs.

APPOINTMENT OF A PROXY

If you wish to attend the Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the box in Step 2. Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Special Meeting* including any cut off time for receipt of valid proxies.

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: where the holding is in one name, the holder must sign.

Joint Holding: where the holding is in more than one name, either holder may sign.

Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the *Corporations Act 2001*) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one officer. Please give full name and title under the signature.

NAME SURNAME
ADDRESS LINE 1
ADDRESS LINE 2
ADDRESS LINE 3
ADDRESS LINE 4
ADDRESS LINE 5
ADDRESS LINE 6

X99999999999

CDI VOTING INSTRUCTION FORM

STEP 1

DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD

I/We being a holder of CHESS Depositary Interests (**CDIs**) of GI Dynamics, Inc (**Company**) hereby direct CHESS Depositary Nominees Pty Ltd (**CDN**) to vote the shares underlying my/our CDI holding at the Special Meeting of Stockholders of the Company to be held at **0.00 p.m. (EDST) on Day, 00 Month 2020** at the Company's corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210, United States **(the Meeting)** (which is on **0:00 a.m. (AEDT) on Day, Month 2020),** and at any adjournment or postponement of that Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below.

STEP 2

PROXY APPOINTMENT – **this only needs to be completed if you wish to attend the Meeting or appoint another person to attend the Meeting**

If you wish to attend the Meeting in person or appoint another person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Meeting or any adjournment or postponement thereof, please insert their name(s) in this box.

Link will then send you a legal form of proxy which will grant you or the person specified by you the right to attend and vote at the Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the *Notice of Special Meeting* including any cut off time for receipt of valid proxies.

VOTING INSTRUCTIONS

Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Meeting.
Please read the voting instructions overleaf before marking any boxes with an ☒

Resolutions

ⓘ * If you do not mark the "For", "Against" or "Abstain" box your vote will not be counted.

STEP 4

SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED

CDI Holder 1 (Individual)	Joint CDI Holder 2 (Individual)	Joint CDI Holder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the CDI Holder in accordance with the instructions overleaf.

GID PRX2001N

gi Dynamics™

ARBN 151 239 388

LODGE YOUR VOTE

ONLINE
www.linkmarketservices.com.au

BY MAIL (in AUSTRALIA)
GI Dynamics, Inc.
C/o Link Market Services Limited
Locked Bag A14, Sydney South NSW 1235 Australia

BY MAIL (in USA)
GI Dynamics, Inc.
C/o American Stock Transfer and Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA

BY HAND (in AUSTRALIA)
Link Market Services Limited
Level 12, 680 George Street, Sydney NSW 2000

BY HAND (in USA)
American Stock Transfer & Trust Company LLC
Operations Center, 6201 15th Avenue, Brooklyn, NY 11219

BY FAX
+61 2 9287 0309

ALL ENQUIRIES TO
Telephone: +61 1800 770 850 (free call within Australia)

PRELIMINARY – SUBJECT TO COMPLETION

LODGEMENT OF A PROXY FORM

This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given above by **0:00 a.m (AEDT) on Day, Month 2020 (which is 0:00 p.m, Day, Month 2020 EDST),** being not later than 48 hours before the commencement of the Meeting. Any Proxy Form received after that time will not be valid for the scheduled Meeting.

Proxy Forms may be lodged using the reply paid envelope or:

ONLINE
www.linkmarketservices.com.au

Login to the Link website using the holding details as shown on the Proxy Form. Select 'Voting' and follow the prompts to lodge your vote. To use the online lodgement facility, shareholders will need their "Holder Identifier" (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the reverse of this Proxy Form).

BY MOBILE DEVICE

Our voting website is designed specifically for voting online. You can now lodge your proxy by scanning the QR code adjacent or enter the voting link **www.linkmarketservices.com.au** into your mobile device. Log in using the Holder Identifier and postcode for your shareholding.

To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device.

QR Code

HOW TO COMPLETE THIS SHAREHOLDER PROXY FORM

YOUR NAME AND ADDRESS

This is your name and address as it appears on the Company's share register. If this information is incorrect, please make the correction on the form. Shareholders sponsored by a broker should advise their broker of any changes. **Please note: you cannot change ownership of your shares using this form.**

APPOINTMENT OF PROXY

If you wish to appoint the Chairman of the Meeting as your proxy, mark the box in Step 1. If you wish to appoint someone other than the Chairman of the Meeting as your proxy, please write the name of that individual or body corporate in Step 1. A proxy need not be a shareholder of the Company.

DEFAULT TO CHAIRMAN OF THE MEETING

Any directed proxies that are not voted on a poll at the Meeting will default to the Chairman of the Meeting, who is required to vote those proxies as directed. Any undirected proxies that default to the Chairman of the Meeting will be voted according to the instructions set out in this Proxy Form.

VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT

You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your shares will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of shares you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

APPOINTMENT OF A SECOND PROXY

You are entitled to appoint up to two persons as proxies to attend the Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the Company's share registry or you may copy this form and return them both together.

To appoint a second proxy you must:

(a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of shares applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded; and

(b) return both forms together.

SIGNING INSTRUCTIONS

You must sign this form as follows in the spaces provided:

Individual: where the holding is in one name, the holder must sign.

Joint Holding: where the holding is in more than one name, either shareholder may sign.

Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the *Corporations Act 2001*) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

CORPORATE REPRESENTATIVES

If a representative of the corporation is to attend the Meeting the appropriate "Certificate of Appointment of Corporate Representative" must be produced prior to admission in accordance with the Notice of Meeting. A form of the certificate may be obtained from the Company's share registry or online at www.linkmarketservices.com.au.

IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE SPECIAL MEETING, PLEASE BRING THIS FORM WITH YOU.
THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE.

NAME SURNAME
ADDRESS LINE 1
ADDRESS LINE 2
ADDRESS LINE 3
ADDRESS LINE 4
ADDRESS LINE 5
ADDRESS LINE 6

X99999999999

PROXY FORM

I/We being a member(s) of GI Dynamics Inc. and entitled to attend and vote hereby appoint:

STEP 1

APPOINT A PROXY

☐ the Chairman of the Meeting *(mark box)*

OR if you are **NOT** appointing the Chairman of the Meeting as your proxy, please write the name of the person or body corporate you are appointing as your proxy or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees fit) at the Special Meeting of Stockholders to be held at **0:00 p.m. (EDST) on Day, Month 2020** at the Company's corporate offices located at 320 Congress Street, Floor 3, Boston, MA 02210, United States **(the Meeting) (**which is on **0:00 a.m. (AEDT) on Day, Month 2020),** and at any postponement or adjournment of the Meeting.

The Chairman of the Meeting intends to vote undirected proxies in favour of each item of business.

VOTING DIRECTIONS

Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Meeting.
Please read the voting instructions overleaf before marking any boxes with an ☒

* If you do not mark the "For", "Against" or "Abstain" box your vote will not be counted.

STEP 3

SIGNATURE OF SHAREHOLDERS – THIS MUST BE COMPLETED

Shareholder 1 (Individual)	Joint Shareholder 2 (Individual)	Joint Shareholder 3 (Individual)
Sole Director and Sole Company Secretary	Director/Company Secretary (Delete one)	Director

This form should be signed by the shareholder. If a joint holding, either shareholder may sign. If signed by the shareholder's attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company's constitution and the *Corporations Act 2001* (Cth).

GID PRX2002N